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                                                                   EXHIBIT 10.23


GENETRONICS BIOMEDICAL CORPORATION PRIVATE PLACEMENT AGENCY AGREEMENT

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THIS AGREEMENT dated for reference November 1, 2001, is made

BETWEEN

               GENETRONICS BIOMEDICAL CORPORATION, a corporation incorporated under the laws of the State of Delaware, having an office at 11199 Sorrento Valley Road, San Diego, California 92121

                                                                 (the "Issuer");

AND

               CANACCORD CAPITAL CORPORATION, of 2200 - 609 Granville Street, Vancouver, British Columbia, V7Y 1H2

                                                                  (the "Agent").

WHEREAS:

A. The Issuer wishes to privately place with purchasers an aggregate of 5,212,494 Special Warrants;

B. The Issuer wishes to appoint the Agent to act as agent in the sale of the Special Warrants, and the Agent is willing to accept such appointment on the terms and conditions of this Agreement;


THE PARTIES to this Agreement therefore agree:

1.             DEFINITIONS

In this Agreement and the Recitals hereto:

        (a)    "Administration Fee" has the meaning defined in Subsection
               6.7(b);

        (b)    "Agent's Fee" has the meaning defined in Section 6

        (c) "Agent's Series "A" Special Warrants" means the special warrants issued to Canaccord Europe as the Corporate Finance Fee and as further described in Section 6;

        (d) "Agent's Series "B" Special Warrants" means the special warrants issued to the Agent as part of the Agent's Fee and as further described in Section 6;

        (e) "Agent's Shares" means the common shares of the Issuer issued to Canaccord Europe upon exercise or deemed exercise of the Agent's Series "A" Special Warrants;

        (f) "Agent's Special Warrants" means the Agent's Series "A" Special Warrants and the Agent's Series "B" Special Warrants;




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        (g)    "Agent's Warrants" means the share purchase warrants issued to the Agent upon exercise of the Agent's Series "B" Special
               Warrants;

        (h) "Agent's Warrant Shares" means the common shares of the Issuer issued to the Agent upon the exercise of the Agent's Warrants;

        (i) "Applicable Legislation" means the U.S. Securities Act and the securities legislation of those Canadian provinces where the Securities are offered and sold which may include one or more of the Securities Act (Alberta), the Securities Act (B.C.), and the Securities Act (Ontario), together with the regulations and rules made and promulgated thereunder and all administrative policy statements, blanket orders and rulings, notices, and other administrative directions issued by the Commissions;

        (j) "Canaccord Europe" means Canaccord Capital (Europe) Limited, a subsidiary of the Agent;

        (k) "Closing" means the day that the Special Warrants are issued to Purchasers;

        (l) "Commissions" means the Alberta Securities Commission, the B.C. Securities Commission, and the Ontario Securities Commission, as applicable, and the SEC;

        (m) "Corporate Finance Fee" means the corporate finance fee granted to the Agent in accordance with Subsection 6.2;

        (n)    "Escrowed Funds" has the meaning defined in Section 3;

        (o) "Exchanges" means the Toronto Stock Exchange and the American Stock Exchange;

        (p) "Exchange Act" means the United States Securities Exchange Act of 1934, as amended;

        (q) "Exchange Policies" means the rules and policies of the Exchanges;

        (r) "Exemptions" means the statutory exemptions whereby the distribution of the Special Warrants may be effected without the requirement of compliance with the prospectus or registration requirements of the Applicable Legislation and without delivery of an offering memorandum:

               (i) with residents of Alberta, British Columbia and Ontario, as applicable, where the distribution takes place in accordance with sections 65(1)(e) and 107(1)(d) of the Securities Act (Alberta), sections 45(1)(5) and 74(2)(4) of the Securities Act (B.C.) and sections 35(1)(5) and 72(1)(d) of the Securities Act (Ontario);

               (ii) with non-residents of Canada where reasonable steps are taken by the Issuer and the Agent to ensure that the Special Warrants and the Shares, Warrants and Warrant Shares issuable on conversion of the Special Warrants or exercise of the Warrants, as the case may be, come to rest outside of Canada in accordance with the Interpretation Note to former Ontario Securities Commission Policy 1.5 and British Columbia Securities Commission Instrument 72-503; and

               (iii) where the distribution takes place in accordance with Regulation D or another applicable exemption from registration under the U.S. Securities Act;

        (s) "Filing Deadline" means the day the subscription forms and other documentation in connection with the Private Placement is required to be filed with the Exchanges, or any extension thereof;

        (t) "General Solicitation" and "General Advertising" mean "general solicitation" and "general advertising", respectively, as used in Rule 502(c) under Regulation D;

        (u) "Material Change" has the meaning defined in the Securities Act (Ontario);



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        (v)    "Material Fact" has the meaning defined in the Securities Act
               (Ontario);

        (w) "Misrepresentation" has the meaning defined in the Securities Act (Ontario);

        (x)    "Monthly Agent's Fee" has the meaning defined in Subsection
               6.7(a);

        (y) "Private Placement" means the offering of the Securities on the terms and conditions of this Agreement;

        (z) "Prospectus" means a preliminary and final prospectus, including any amendments made thereto, filed with the Alberta, B.C. and Ontario Securities Commissions, as applicable, and for which a final receipt is issued by the Alberta, B.C. and Ontario Securities Commissions, as applicable;

        (aa) "Public Record" means all documents filed by the Issuer with the Commissions pursuant to the prospectus, continuous disclosure and proxy solicitation requirements of the Applicable Legislation, including without limitation all press releases, material change reports, annual reports, prospectuses and financial statements;

        (bb) "Purchaser" means a purchaser of the Special Warrants, and may include the Agent in accordance with the terms of this Agreement;

        (cc) "Qualification Date" means the later of the day on which final receipt for a Prospectus is issued by the Alberta, B.C. and Ontario Securities Commissions and the day on which the Registration Statement is declared effective by the SEC;

        (dd) "Qualification Deadline" means the the close of business on that day which is the first business day 90 days immediately following the Closing;

        (ee) "Registrable Securities" means the Shares, the Warrant Shares, the Agent's Shares and the Agent's Warrant Shares;

        (ff) "Registration Expenses" shall mean all expenses incurred by the Issuer in complying with Section 12A, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of legal counsel for the Issuer, fees and disbursements of one special legal counsel for the selling shareholders with respect to the Registration Statement, exchange listing fees, NASD fees, blue sky fees and expenses, and the expense of any financial audits incident to or required by any such registration (but excluding the compensation of regular employees of the Issuer, which shall be paid in any event by the Issuer);

        (gg) "Registration Statement" means the registration statement on Form S-3, or such other form as may be available to the Issuer, to be filed with the SEC and which is declared effective in connection with the registration of the Registrable Securities pursuant to
               Section 12A;

        (hh) "Regulation D" means Regulation D promulgated under the U.S. Securities Act;

        (ii)   "Regulatory Authorities" means the Commissions and the Exchanges;

        (jj) "SEC" means the United States Securities and Exchange Commission and any successor federal agency having similar powers;

        (kk) "Securities" means the Special Warrants, the Shares, the Warrants and the Warrant Shares, the Agent's Series "A" Special Warrants, the Agent's Series "B" Special Warrants, the Agent's Shares, the Agent's Warrants and the Agent's Warrant Shares;

        (ll) "Securities Act (Alberta) means Securities Act, R.S.A. 1981, c. S-6.1, as amended;

        (mm) "Securities Act (B.C.)" means Securities Act, R.S.B.C. 1996, c. 418, as amended



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        (nn)   "Securities Act (Ontario)" means the Securities Act, R.S.O. 1990,
               c. S.5, as amended;

        (oo) "Selling Jurisdictions" means the jurisdictions where the Securities are offered and sold, and may include one or more of the United States, Alberta, British Columbia, and Ontario and certain offshore jurisdictions outside of Canada and the United States;

        (pp) "Shares" means previously unissued common shares in the capital of the Issuer, as presently constituted, to be issued upon the exercise or deemed exercise of the Special Warrants;

        (qq) "Special Warrant Certificates" means the certificates representing the Special Warrants;

        (rr) "Special Warrants" means the special warrants of the Issuer subscribed for and issued to the Purchasers under the Private Placement;

        (ss)   "Subsidiary" means Genetronics, Inc.;

        (tt)   "Trustee" has the meaning set out in Subsection 3.1;

        (uu)   "USD" means United States dollars;

        (vv) "U.S. Securities Act" means the United States Securities Act of 1933, as amended;

        (ww) "Warrants" means the share purchase warrants of the Issuer issued to Purchasers upon the exercise or deemed exercise of the Special Warrants; and

        (xx) "Warrant Shares" means the common shares of the Issuer issued to Purchasers upon the exercise of the Warrants.

2.             PURCHASE OF SPECIAL WARRANTS

Subject to the terms and conditions of this Agreement, the Agent agrees to offer on behalf of the Issuer, and the Issuer agrees to issue and sell to the Purchasers 5,212,494 Special Warrants for a consideration of USD 2,345,622.30 (USD 0.45 per Special Warrant). In the event that less than all such Special Warrants are sold to Purchasers, the Agent will purchase the remainder.

3.             ESCROWED FUNDS

3.1 On Closing, 20% of the gross proceeds received from the sale of the Special Warrants will be placed into escrow (the "Escrowed Funds") with the transfer agent of the Issuer, or an alternate trustee as reasonably agreed between the Issuer and the Agent (the "Trustee"), in accordance with the terms of a trust indenture to be entered into between the Issuer and the Trustee, satisfactory in form and substance to the Agent.

3.2 The Escrowed Funds will be released by the Trustee from escrow and paid as follows:

        (a) to the Issuer on the Qualification Date if such date occurs prior to the Qualification Deadline; or

        (b) subject to Subsection 4.2(d), to holders of Special Warrants on the first business day following the Qualification Deadline if the Qualification Date has not occurred.


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4.             THE SPECIAL WARRANTS

4.1 The Special Warrant Certificates will be satisfactory in form and substance to the Agent.

4.2 The Issuer covenants with the Agent, and the Special Warrant Certificates will provide, among other things, that:

        (a) the Special Warrants will be issued and registered in the names of the Purchasers or their nominees;

        (b) each Special Warrant will entitle the holder to acquire one Share and one-half of a Warrant, without payment of further consideration, on the exercise or deemed exercise of the Special Warrant;

        (c) each Special Warrant may be exercised by the holder in whole or in part at any time after the Closing and all unexercised Special Warrants will be deemed to be exercised on that day which is the earlier of:

               (i)    one year from the Closing; and

               (ii)   the fifth business day after the Qualification Date;

        (d) if the Qualification Date does not occur by the Qualification Deadline and if the holder of the Special Warrant has provided to the Issuer all of the information required of the holder by the Issuer, within a reasonable time period of the Issuer's request, to permit the Issuer to file the Registration Statement, then the Escrowed Funds will be repaid to the holder of the Special Warrant on a pro rata basis;

        (e) upon exercise or deemed exercise, the Special Warrants will be automatically cancelled and will have no further force or effect;

        (f) subject to the Applicable Legislation and the Exchange Policies, the Special Warrants will not be transferable, except by the Agent in accordance with the terms of the subscription agreement entered into between the Issuer and the Agent;

        (g) there will be an appropriate adjustment in the class and number of Shares issued upon exercise or deemed exercise of the Special Warrants upon the occurrence of certain events, including any subdivision, consolidation or reclassification of the Issuer's common shares, the payment of stock dividends and the merger of the Issuer; and

        (h) the Issuer will use its best efforts to remain a "reporting issuer" in British Columbia and Ontario, not in default of Applicable Legislation therein, for one year from the date of the Closing.

4.3 The issuance of the Special Warrants will not restrict or prevent the Issuer from obtaining any other financing, or from issuing additional securities or rights prior to the exercise or deemed exercise of the Special Warrants.

5.             THE WARRANTS

5.1 The Warrants will be issued and registered in the name of the Purchasers or the nominee in whose name the Special Warrants were issued.

5.2 The right to purchase a Warrant Share under a Warrant may be exercised at any time until the close of business on the day which is 18 months from the applicable Closing.

5.3 One whole Warrant will entitle the holder, on exercise, to purchase one Warrant Share at a price of USD 0.75 per Warrant Share.

5.4 The Warrants will be non-transferable, except by the Agent in accordance with the Applicable Legislation and the Exchange Policies.



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5.5            The certificates representing the Special Warrants will, among other things, include provisions for the appropriate adjustment in the class, number and price of the Warrant Shares issued upon exercise of the Warrants upon the occurrence of certain events, including any subdivision, consolidation or reclassification of the Issuer's common shares, the payment of stock dividends and the merger of the Issuer.

5.6 The issue of the Warrants will not restrict or prevent the Issuer from obtaining any other financing, or from issuing additional securities or rights, during the period within which the Warrants may be exercised.

6.             AGENT'S FEE

6.1 In consideration of the services performed by the Agent under this Agreement, the Issuer agrees to pay to the Agent an Agent's Fee consisting of the following:

         (a) a cash payment equal to 7.5% of the gross proceeds received by the Issuer from the sale of the Special Warrants on the Closing, payable in lawful money of the United States; and

         (b) that number of Agent's Series "B" Special Warrants equal to 10% of the number of Special Warrants sold at the Closing.

6.2 The Issuer will also pay to Canaccord Europe on the Closing a corporate finance fee consisting of 100,000 Agent's Series "A" Special Warrants.

6.3 Each Agent's Series "A" Special Warrant will be convertible into one Agent's Share for no additional consideration.

6.4 Each Agent's Series "B" Special Warrant will be convertible into one Agent's Warrant which will entitle the Agent to purchase one Agent's Warrant Share at USD 0.45, for a period of 18 months from the applicable Closing.

6.5 Except as set out in Subsections 6.3 and 6.4, the Agent's Series "A" Special Warrants and the Agent's Series "B" Special Warrants will have the same terms as the Special Warrants as set out in Sections 4.2(c), (e), (f) and
(g).

6.6 The Agent acknowledges that the certificates representing the Agent's Series "A" Special Warrants, the Agent's Series "B" Special Warrants, the Agent's Shares and the Agent's Warrants will be endorsed with only the following legends

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A HOLD PERIOD AND MAY NOT BE TRADED IN BRITISH COLUMBIA UNTIL 12:01 A.M. ON [DATE FOUR MONTHS AND ONE DAY FROM CLOSING], IN ONTARIO UNTIL 12:01 A.M. ON [IN THE CASE OF THE SPECIAL WARRANTS AND WARRANTS, DATE 18 MONTHS AND ONE DAY FROM CLOSING AND, IN THE CASE OF THE UNDERLYING SHARES, DATE ONE YEAR AND ONE DAY FROM CLOSING], OR IN ALBERTA UNTIL 12:01 A.M. ON THE DATE THAT IS TWELVE MONTHS FROM THE DATE THE ISSUER BECOMES A "REPORTING ISSUER" IN ALBERTA EXCEPT AS PERMITTED BY THE TORONTO STOCK EXCHANGE AND THE APPLICABLE SECURITIES LEGISLATION IN THOSE JURISDICTIONS.

               THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER OR ANOTHER APPLICABLE EXEMPTION, OR (C) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT. DELIVERY OF THIS CERTIFICATE MAY NOT


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               CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK
               EXCHANGES IN CANADA.

6.7 As part of the Agent's Fee set out above, the Issuer will also pay the following:

        (a) to Canaccord Europe, USD 5,000 per month for twelve months following the Closing (the "Monthly Agent's Fee"), payable in advance on a quarterly basis, the first payment to be made at Closing and then on the first business day that falls every three months from the Closing; and

        (b) to the Agent, CAD 5,000 as an administration fee (the "Administration Fee"), to be paid at the Closing.


7.             OFFERING RESTRICTIONS

7.1 The Agent, acting on behalf of the Issuer, will sell the Special Warrants only to persons who represent themselves as being persons:

        (a) resident in Alberta, British Columbia, Ontario, jurisdictions outside of Canada where the Special Warrants may lawfully be offered for sale, or in the United States;

        (b) who are purchasing as principal, or are deemed by law or discretionary order to be purchasing as principal;

        (c) who are qualified to purchase the Special Warrants under the Exemptions, as applicable; and

        (d) who are an "Accredited Investor" as such term is defined in Rule 501 under the U.S. Securities Act as indicated by the completion of the Certification for Securities Law Compliance attached hereto as part of Schedule "A".

7.2 The Agent, acting on behalf of the Issuer, will sell the Special Warrants only in those of the Selling Jurisdictions where it is licensed to sell such securities or is exempt from licensing or through sub-agents who are licensed to sell such securities in the Selling Jurisdictions.

7.3 The Private Placement has not been and will not be advertised in any way.

7.4 No selling or promotional expenses will be paid or incurred in connection with the Private Placement, except for professional services or for services performed by a registered dealer.

7.5 Before each Closing, the Issuer and the Agent will take all reasonable steps necessary to ensure compliance with the Exemptions.

7.6 The Agent will comply with all applicable laws of the jurisdictions in which it assists in soliciting or procuring subscriptions for the Special Warrants and will not assist in soliciting or procuring subscriptions for Special Warrants so as to require the registration thereof or the filing of a prospectus with respect thereto under the laws of any jurisdiction.

7.7 Until the Prospectus and the Registration Statement are filed, neither the Agent nor the Issuer will take any action (a) for the purpose of preparing the market or creating a demand in Canada or the United States for any of the Securities or (b) that could be reasonably expected to prepare the market or create a demand in Canada or the United States for any of the Securities.



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8.             SUBSCRIPTIONS

8.1 The Agent will use its commercially reasonable efforts to obtain from each Purchaser, and deliver to the Issuer, on or before the Filing Deadline duly completed and signed subscriptions in one of the forms attached as Schedule "A" or in such other form consented to by the Issuer and the Agent and executed by the Purchaser.

8.2 The Issuer will accept each properly completed subscription agreement tendered by the Agent, unless:

        (a) the subscriber thereunder would, by virtue of the issue of the shares subscribed for, become a "control person" of the Issuer, within the meaning of the Applicable Legislation; or

        (b)    the subscription would be prohibited by the Applicable
               Legislation.

9.             FILINGS WITH THE REGULATORY AUTHORITIES

9.1 The Issuer will forthwith provide the Exchanges written notice of the terms of this Agreement and the proposed Private Placement and all other information required by the Exchange Policies (the "Notice").

9.2 The Issuer will forthwith provide the Agent and its solicitor with a copy of the Notice, and, forthwith on receipt, a copy of the Toronto Stock Exchange's conditional approval of the listing on the Toronto Stock Exchange of the Shares, the Warrant Shares, the Agent's Shares and the Agent's Warrant Shares to be issued on the conversion of the Special Warrants, Agent's Series "A" Special Warrants, or Agent's Series "B" Special Warrants, or upon exercise of the Warrants or Agent's Warrants, as the case may be.

9.3 After the Closing, the Issuer will file all required documents with, and pay all required filing fees of the Exchanges or the Commissions, as the case may be, and take all other actions required by the Exchange Policies or by the Applicable Legislation to fulfil all conditions upon listing imposed by the Exchanges, or to comply with the Exemptions, with all possible dispatch.

10.            CLOSING

10.1           In this Section:

        (a)    "Certificates" means the Special Warrant Certificates;

        (b) "Proceeds" means the gross proceeds of the sale of Special Warrants on the Closing, less:

               (i)    the Escrowed Funds;

               (ii) that portion of the Agent's Fee payable in cash, including the first payment of the Monthly Agent's Fee and the Administration Fee,;

               (iii) the expenses of the Agent in connection with the Private Placement which have not been paid by the Issuer and which are provided for in this Agreement;

               (iv) any amount which has been attached by garnishing order or other form of attachment; and

               (v) any amount paid directly to the Issuer by Purchasers in connection with the Private Placement; and

        (c) "Agent's Certificates" means certificates representing the Agent's Series "A" Special Warrants and Agent's Series "B" Special Warrants to be issued at the Closing, as applicable.



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10.2           The Closing will take place on Friday, November 23rd, 2001, or on such other date as reasonably agreed between the Issuer and the Agent.

10.3 The Issuer will, on the Closing, issue and deliver the Certificates and Agent's Certificates to the Agent or Canaccord Europe, as applicable, or at the Agent's request, will deliver the Certificates to the Purchasers, against payment of the Proceeds.

10.4 If instructed to deliver the Certificates to the Purchasers as set out in Subsection 10.3 above, the Issuer will make all necessary arrangements for the exchange of the certificates representing the Special Warrants that were to be delivered to the Agent on the delivery date for certificates representing such number of the Special Warrants registered in such names of the Purchasers as the Agent may designate not less than 48 hours prior to the Closing.

10.5 The Certificates will contain no legends other than the following:

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A HOLD PERIOD AND MAY NOT BE TRADED IN BRITISH COLUMBIA UNTIL 12:01 A.M. ON [DATE SIX MONTHS AND ONE DAY FROM CLOSING, IN ONTARIO UNTIL 12:01 A.M. ON [IN THE CASE OF THE SPECIAL WARRANTS AND WARRANTS, DATE 18 MONTHS AND ONE DAY FROM CLOSING AND, IN THE CASE OF THE UNDERLYING SHARES, DATE ONE YEAR AND ONE DAY FROM CLOSING], OR IN ALBERTA UNTIL 12:01 A.M. ON THE DATE THAT IS TWELVE MONTHS FROM THE DATE THE ISSUER BECOMES A "REPORTING ISSUER" IN ALBERTA, EXCEPT AS PERMITTED BY THE TORONTO STOCK EXCHANGE AND THE APPLICABLE SECURITIES LEGISLATION IN THOSE JURISDICTIONS.

               THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER OR ANOTHER APPLICABLE EXEMPTION, OR (C) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

10.6 The Agent will deliver the Escrowed Funds to the Trustee at Closing.

10.7 The Agent will also, on the Closing, deliver to the Issuer an "all sold" certificate certifying that it has not, to the best of its knowledge, sold the Securities to residents of Alberta, British Columbia or Ontario, as applicable, except in strict compliance with, in the case of residents of Alberta, sections 65(1)(e) and 107(1)(d) of the Securities Act (Alberta), in the case of residents of British Columbia, sections 45(1)(5) and 74(2)(4) of the Securities Act (B.C.) and, in the case of residents of Ontario, sections 35(1)(5) and 72(1)(d) of the Securities Act (Ontario).

10.8 Promptly after the Closing, the Issuer will submit to the SEC and applicable state securities regulatory authorities any and all filings necessary to make claims of exemption from registration under applicable United States federal and state securities laws, as applicable, and will deliver copies of such filings to the Agent and its solicitors.

11.            CONDITIONS OF CLOSING

11.1 The obligations of the Agent on the Closing will be conditional upon the following:

        (a) the Issuer having taken all necessary corporate action to be able to validly create, issue and sell the Securities to be issued at that Closing and all underlying Shares, Agent's Shares, Warrants, Warrant Shares, Agent's Warrants and Agent's Warrant Shares to be issued pursuant to those Securities;

        (b) the Issuer having made all necessary filings, if any, and obtained all necessary approvals, if any, in Alberta, British Columbia, Ontario and the United States, as applicable, required before such Closing in order to issue and sell the Special Warrants to the Purchasers and to ensure that such issuance and sale will not be subject to the registration and prospectus requirements of the Applicable Legislation;

        (c) the Issuer's outstanding common shares being listed and posted for trading on the Exchanges;

        (d) the Exchanges having confirmed that the Shares and Agent's Shares to be issued upon the conversion of the Special Warrants and Agent's Series "A" Special Warrants, as the case may be, and the Warrant Shares and Agent's Warrant Shares to be issued upon exercise of the Warrants and Agent's Warrants, as the case may be, will be listed on the Exchanges subject in each case only to conditions which by their nature may only be fulfilled after the Closing;

        (e) the Agent being satisfied, in its sole discretion, with the results of its investigation of the business and affairs of the Issuer;

        (f) the Issuer having delivered to the Agent and its solicitors at that Closing and each previous Closing (if any) favourable opinions of the Issuer's solicitors dated as of the date of the Closing, as to all legal matters reasonably requested by the Agent relating to the incorporation of the Issuer and its Subsidiary, their respective businesses and the creation, issuance and sale of the Securities, satisfactory in form and substance to the Agent;

        (g) the Issuer having delivered to the Agent and its solicitors at that Closing and each previous Closing (if any) such certificates of its officers and other documents relating to the Private Placement or the affairs of the Issuer as the Agent or its solicitors may reasonably request, satisfactory in form and substance to the Agent;

        (h) each representation and warranty of the Issuer herein being true, and the Issuer having performed or complied with all of its covenants, agreements and obligations hereunder;

        (i) receipt of all required regulatory approval for or acceptance of the Private Placement; and

        (j) the removal or partial revocation of any cease trading order or trading suspension made by any competent authority to the extent necessary to complete the Private Placement.

11.2 The conditions set out in Subsection 11.1 are for the sole benefit of the Agent and may be waived by the Agent in whole or in part.


12.            MATERIAL CHANGES

12.1 If, between the date of this Agreement and the Closing or the Qualification Date, a Material Change, or a change in a Material Fact occurs, the Issuer will:

        (a) as soon as practicable notify the Agent in writing, setting forth the particulars of such change;

        (b) as soon as practicable, issue and file with the Regulatory Authorities a press release that is authorised by a senior officer disclosing the nature and substance of the change;

        (c) as soon as practicable file with the Commissions the report required by Applicable Legislation and in any event no later than 10 days after the date on which the change occurs; and

        (d) provide copies of that press release, when issued, and that report, when filed, to the Agent and its solicitors.

12.2 If the Issuer is uncertain as to whether there has been a Material Change, or a change in a Material Fact, it will promptly provide the Agent with full particulars of the event giving rise to the uncertainty, and will consult with the Agent as to whether such event constitutes a Material Change, or a change in a Material Fact.

12A.           PROSPECTUS AND REGISTRATION STATEMENT

12A.1          The Issuer will use its commercially reasonable efforts to have the Qualification Date occur on or before the Qualification Deadline. If the Qualification Date does not occur by the Qualification Deadline, then the Issuer will continue to use its commercially reasonable efforts to have the Qualification Date occur no later than one year after the Closing.

12A.2          As soon as possible after Closing, the Issuer will file a
Prospectus with the Securities Commissions of the Selling Jurisdictions in Canada, for the purpose of qualifying the distribution of the Shares and Warrants issuable upon exercise of the Special Warrants and, subject to Ontario securities law, the Agent's Shares and Agent's Warrants issuable upon exercise of the Agent's Special Warrants in accordance with the Applicable Legislation, and will use its commercially reasonable efforts to obtain a final receipt therefor from the Securities Commissions of the Selling Jurisdictions in Canada. Subject to the timely receipt of information reasonably requested from the Purchasers in connection with a Registration Statement, as soon as possible after Closing, but in any event no more than 45 days after the Closing, the Issuer will file the Registration Statement with the SEC for the purpose of qualifying the resale of the Shares, the Warrant Shares, the Agent's Shares and the Agent's Warrant Shares in accordance with the U.S. Securities Act and will use its commercially reasonable efforts to have the Registration Statement declared effective by the SEC.

12A.3          The Issuer agrees to keep the Registration Statement continuously effective for two years from the Closing or until the distribution described in the Registration Statement has been completed, whichever period is shorter.

12A.4          The form and substance of the Prospectus and the Registration
Statement will be satisfactory to the Issuer and its solicitors and the Agent and its solicitors, acting reasonably.

12A.5          The Issuer will permit the Agent and its solicitor to participate in the preparation of the Prospectus and Registration Statement, to discuss the Issuer's business with its corporate officials and auditors and to conduct such full and comprehensive review and investigation of the Issuer's business, affairs, capital and operations as the Agent and its solicitor reasonably consider to be necessary to establish a due diligence defence under the Applicable Legislation to an action for misrepresentation or damages and to enable the Agent to responsibly execute the Agent's certificate in the Prospectus.

12B.           PROSPECTUS

12B.1          The Prospectus will contain a contractual right of rescission in accordance with Applicable Legislation granted by the Issuer to the Purchasers for misrepresentations concerning the Issuer in the Prospectus.

12B.2          If (a) the Agent and its solicitor, acting reasonably, are satisfied that the Prospectus contains full, true and plain disclosure of all Material Facts relating to the Issuer, its subsidiaries, if any, and the Securities, and (b) the Issuer has delivered to the Agent the documents described in this Section to be delivered on the date of the final Prospectus, then the Agent will make all necessary arrangements to execute the Agent's certificate in the final Prospectus.

12B.3          On the date of the final Prospectus, the Issuer will deliver the following documents to the Agent and its solicitor, each of which will be in a form and substance satisfactory to the Agent and its solicitor:

        (a) an opinion of the auditors of the Issuer, dated as of the date of the final Prospectus and addressed to the Agent, relating to the accuracy of the financial statements included in the Prospectus and verification of the accuracy of the financial, numerical and certain other information disclosed in the Prospectus;

        (b) a certificate of the Issuer issued to the Agent and its solicitor, dated as of the date of the final Prospectus and executed by the President of the Issuer or by another officer approved by the Agent, certifying certain facts relating to the Issuer and its affairs; and

        (c) any other certificates, comfort letters or opinions in connection with any matter related to the Prospectus which are reasonably requested by the Agent or its solicitor.

12B.4          On the Qualification Date, the Issuer will deliver the following documents to the Agent and its solicitor, each of which will be in a form and substance satisfactory to the Agent and its solicitor:

        (a) an opinion of counsel of the Issuer, dated as of the Qualification Date and addressed to the Agent and its solicitor, relating to any legal matters in connection with the Issuer and the distribution under the Prospectus for which the Agent or its solicitor may reasonably request an opinion; and

        (b) any other certificates, comfort letters or opinions in connection with any matter related to the Prospectus which are reasonably requested by the Agent or its solicitor.

12B.5          The Issuer will furnish to the Agent such number of commercial copies of the Prospectus and each amendment and supplement thereto and such other relevant documents as the Agent may reasonably request.

12B.6          When the Securities Commissions of the Selling Jurisdictions in
Canada have each issued a receipt for the final Prospectus, and the Issuer has delivered to the Agent copies of such receipt and all documents required to be delivered to the Agent on the date of the final Prospectus and the Qualification Date, the Agent will deliver, or cause to be delivered, one copy of the Prospectus to each Special Warrant holder.

12C.           REGISTRATION STATEMENT

12C.1          The Issuer will use its commercially reasonable efforts to effect the registration and sale of the Registrable Securities in accordance with such reasonable methods of disposition as may be specified in writing by the shareholders participating therein. Without limiting the foregoing, the Issuer in each such case will, as expeditiously as is commercially reasonable:

        (a) prepare and file with the SEC the Registration Statement to effect such registration (including such audited financial statements as may be required by the U.S. Securities Act or the rules and regulations promulgated thereunder) and use its commercially reasonable efforts to cause such registration statement to become effective, and cause the Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Registration Statement, or such amendment or supplement (A) to comply in all material respects with the applicable requirements of the U.S. Securities Act and the rules and regulations of the SEC promulgated under the U.S. Securities Act and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in the light of all the facts and circumstances not misleading;

        (b) promptly prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective and to comply with the provisions of the U.S. Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement until the earlier of such time as all such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the selling shareholder or shareholders thereof set forth in the Registration Statement or a date calculated as described in Subsection 12A.3;

        (c) furnish to each selling shareholder one conformed copy of the Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits) and one copy of each document incorporated by reference therein and such number of copies of the prospectus included in the Registration Statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 promulgated under the U.S. Securities Act relating to such seller's Registrable Securities, and such other documents as such seller may reasonably request to facilitate the disposition of its Registrable Securities;

        (d) use its commercially reasonable efforts to register or qualify all Registrable Securities and other securities covered by the Registration Statement under such securities or Blue Sky laws of the states of the United States as each selling shareholder shall reasonably request, to keep such registration or qualification in effect for so long as the Registration Statement remains in effect (subject to the limitations in this Section) except that the Issuer shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction in which it is not and would not, but for the requirements of this Section, be obligated to be so qualified, or to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

        (e) immediately notify the selling shareholder, at any time when a prospectus or prospectus supplement relating thereto is required to be delivered under the U.S. Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, which untrue statement or omission requires amendment of the Registration Statement or supplementation of the prospectus, and promptly thereafter prepare and furnish to such selling shareholder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the facts and circumstances then existing;

        (f) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC;

        (g) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the Registration Statement from and after a date not later than the effective date of the Registration Statement and cause all such Registrable Securities to be listed on such national securities exchange or automated system on which the class of Registrable Securities is then listed; and

        (h) pay all Registration Expenses in connection with the registration of the Registrable Securities.

12C.2          In connection with any registration or qualification of the
Registrable Securities under this Agreement (i) the Issuer shall indemnify and hold harmless the shareholder, including but not limited to each person or entity, if any, who controls the shareholder within the meaning of section 15 of the U.S. Securities Act, against all losses, claims, damages, liabilities and expenses (including but not limited to reasonable expenses incurred in investigating, preparing and defending against any claim) to which the shareholder or such controlling person may become subject under the U.S. Securities Act, the Exchange Act or otherwise, insofar as the same arise out of or are based upon or are caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus (as amended or supplemented if the Issuer shall have furnished any amendments or supplements thereto) furnished pursuant to this Agreement or insofar as the same arise out of, are based upon or are caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are ultimately determined to have arisen out of or were based upon or were caused by any untrue statement or alleged untrue statement or omission or alleged omission based upon written information furnished to the Issuer by or on behalf of a shareholder or any such control person for inclusion in any Registration Statement or prospectus (and any amendments or supplements thereto); provided, however, that the Issuer shall not be liable in any such case to the extent that any such losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission in the final prospectus, if such untrue statement or alleged untrue statement or omission or alleged omission is corrected in an amendment or supplement to the final prospectus and such shareholder thereafter fails to deliver such final prospectus as so amended or supplemented prior to or concurrently with the sale of the Registrable Securities covered by the Registration Statement to the person asserting such losses after the Issuer had furnished such shareholder with a sufficient number of copies thereof in a manner and at a time sufficient to permit delivery of the same by such shareholder, and (ii) each selling shareholder shall indemnify the Issuer, its affiliates, any person who signed the Registration Statement, and their respective officers, directors and control persons against all such losses, claims, damages, liabilities and expenses

(including but not limited to reasonable expenses incurred in investigating, preparing and defending against any claim) insofar as the same arise out of or are based upon or are caused by any such untrue statement or alleged untrue statement or any such omission or alleged omission based on written information furnished to the Issuer by or on behalf of such shareholder or any such control person for the inclusion in any Registration Statement or prospectus (and any amendments or supplements thereto).

12C.3          Promptly upon receipt by a party indemnified under this Agreement of notice of the commencement of any action against such indemnified party in respect of which indemnity or reimbursement may be sought against any indemnifying party under this Agreement, such indemnified party shall notify the indemnifying party in writing of the commencement of such action, but the failure to so notify the indemnifying party shall not relieve it of any liability which it may have to any indemnified party otherwise than under this Agreement unless such failure shall materially and adversely affect the defence of such action. In case notice of commencement of any such action shall be given to the indemnifying party as above provided, the indemnifying party shall be entitled to participate in and, to the extent it may wish, jointly with any other indemnifying party similarly notified, to assume the defence of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such indemnified party. The indemnified party shall have the right to employ separate legal counsel in any such action and participate in the defence thereof, but the fees and expenses of such counsel (other than reasonable expenses incurred in investigating, preparing and defending against any claim) shall be paid by the indemnified party unless (a) the indemnifying party agrees to pay the same, (b) the indemnifying party fails to assume the defence of such action with counsel reasonably satisfactory to the indemnified party (in such case the indemnifying party shall not have the right to assume the defence of such action on behalf of such indemnified party), or (c) the named parties to any such action (including any impleaded parties) have been advised by such counsel that representation of such indemnified party and the indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (in which case the indemnifying party shall not have the right to assume the defence of such action on behalf of such indemnified party). In the event that either of the circumstances described in clauses (b) and (c) of the sentence immediately preceding shall occur, the indemnified party shall have the right to select a separate counsel and to assume such legal defence and otherwise to participate in the defence of any such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. No indemnifying party shall be liable for any settlement entered into with its consent, which consent shall not be unreasonably withheld or delayed.

12C.4          If at any time the Issuer is required to file reports in
compliance with either section 13 or section 15(d) of the Exchange Act, the Issuer will (a) file reports in compliance with the Exchange Act and (b) comply with all rules and regulations of the SEC applicable to the use of Rule 144.

13.            TERMINATION

13.1 The Agent may terminate its obligations under this Agreement by notice in writing to the Issuer at any time before the Closing if:

        (a) an adverse Material Change, or an adverse change in a Material Fact relating to any of the Securities, occurs or is announced by the Issuer;

        (b) there is an event or accident, or enactment of a governmental law or regulation, or other occurrence of any nature which, in the opinion of the Agent, seriously affects or will seriously affect the financial markets, or the business of the Issuer or its Subsidiary or the ability of the Agent to perform its obligations under this Agreement, or a Purchaser's decision to purchase the Special Warrants;

        (c) following a consideration of the history, business, products, property or affairs of the Issuer or its principals and promoters, or of the state of the financial markets in general, or the state of the market for the Issuer's securities in particular, the Agent determines, in its sole discretion, that it is not in the interest of the Purchasers to complete the purchase and sale of the Special Warrants;

        (d) the Securities cannot, in the opinion of the Agent, be marketed due to the state of the financial markets, or the market for the Special Warrants in particular;

        (e) an enquiry or investigation (whether formal or informal) in relation to the Issuer, or the Issuer's directors, officers or promoters, is commenced or threatened by an officer or official of any competent authority;

        (f) any order to cease, halt or suspend trading (including an order prohibiting communications with persons in order to obtain expressions of interest) in the securities of the Issuer prohibiting or restricting the Private Placement is made by a competent regulatory authority and that order is still in effect;

        (g)    the Issuer is in breach of any material term of this Agreement;
               or

        (h) the Agent determines that any of the representations or warranties made by the Issuer in this Agreement was false at the date of this Agreement or has become false without the Issuer providing updated information satisfactory to the Agent acting in its sole discretion.

13.2 The Agent's obligations hereunder will terminate if the Closing does not take place within 90 days of the reference date of this Agreement, unless otherwise agreed in writing by the Agent and the Issuer.

14.            WARRANTIES, REPRESENTATIONS AND COVENANTS

14.1 The Issuer warrants and represents to and covenants with the Agent that:

        (a) the Issuer is a valid and subsisting company duly incorporated and in good standing under the laws of Delaware, and the Subsidiary is a valid and subsisting corporation duly incorporated under the laws of its jurisdiction of incorporation;

        (b) the Issuer and its Subsidiary each hold all material licences and permits that are required for carrying on their respective businesses in the manner and in the jurisdictions in which such businesses are presently being carried on;

        (c) the Issuer and its Subsidiary each have the corporate power and capacity to own their assets and to carry on the business presently carried on by them;

        (d) the Issuer owns no equity interest in any body corporate or other legal entity whatsoever except a 100% interest in the Subsidiary;

        (e) the authorized and issued capital of the Issuer consists of the number of common shares disclosed in the Public Record subject only to the issuance of up to 7,400,000 additional shares on the exercise of options pursuant to the stock option plan of the Issuer disclosed in the Public Record and up to 1,100,000 additional shares on the exercise of currently outstanding warrants disclosed in the Public Record and the potential issuance of shares pursuant to a consulting contract with Bogart Delafield Ferrier, LLC, dated June 14, 2001 (the "BDF Contract"), and all of the shares shown in the Public Record as issued are issued and outstanding as fully paid and non-assessable as at the date hereof;

        (f) the Issuer will reserve or set aside sufficient shares in its treasury to issue the Shares and the Warrant Shares, the Agent's Shares and the Agent's Warrant Shares and they will, when issued, be duly and validly issued as fully paid and non-assessable;

        (g) the Issuer will use its commercially reasonable efforts to file all documents and take all action necessary to have the Shares and the Warrant Shares, the Agent's Shares and the Agent's Warrant Shares listed for trading on the Exchanges upon conversion of the Special Warrants and Agent's Series "A" Special Warrants, or exercise of the Warrants or Agent's Warrants, as the case may be, or as soon thereafter as is commercially reasonable;

        (h) the minute books of the Issuer contain all records of the proceedings of the meetings of the Issuer's directors, shareholders and committees of directors since incorporation;

        (i) the minute book of its Subsidiary contains all records of the proceedings of the meetings of its Subsidiary's directors, shareholders and committees of directors since its date of incorporation;

        (j) the Issuer is the beneficial owner of the material businesses and assets or the interests in the businesses and assets referred to in the Public Record as being owned by the Issuer or its Subsidiary, and all agreements by which the Issuer or a Subsidiary holds or may earn an interest in such businesses or assets are in good standing according to their terms;

        (k) the Public Record, taken as a whole, is true and complete in all material respects and each document included in the Public Record was prepared in accordance with the securities legislation applicable thereto and was true and correct and contained no Misrepresentation as at the date thereof;

        (l) the Issuer is a "reporting issuer" under the securities legislation of each of the provinces of British Columbia and Ontario and is a "reporting company" under the Exchange Act and is not in material default of any of the requirements thereof or the regulation and rules made thereunder;

        (m) the Issuer has filed no material change reports on a confidential basis with the Commissions which remain confidential;

        (n) the Issuer's outstanding common shares are listed, posted and called for trading on the Exchanges, and the Issuer is not in material breach of its listing agreement with the Exchanges;

        (o) the audited financial statements of the Issuer for its fiscal year ended March 31, 2001 (the "Audited Financial Statements) have been prepared in accordance with Canadian generally accepted accounting principles (with a reconciliation to United States generally accepted accounting principles), and accurately reflect the financial position and all material liabilities (accrued, absolute, contingent or otherwise) of the Issuer on a consolidated basis as at the date thereof;

        (p) the unaudited financial statements of the Issuer for the three month period ended June 30, 2001 and the six month period ended September 30, 2001 (the "Interim Financial Statements") have been prepared in accordance with United States generally accepted accounting principles, and accurately reflect the financial position and all material liabilities (accrued, absolute, contingent or otherwise) of the Issuer on a consolidated basis as at the date thereof

        (q) there have been no adverse Material Changes in the financial position of the Issuer since the date of the Audited Financial Statements, except as recorded in the books of the Issuer and fully and plainly disclosed in the Public Record;

        (r) since the date of the Audited Financial Statements, there has been no damage, loss or other change of any kind whatsoever in circumstances materially affecting the business or assets of the Issuer or its Subsidiary, or the right or capacity of the Issuer or its Subsidiary to carry on its business;

        (s) no financial statements of the Issuer are available as at any date or for any period subsequent to the Interim Financial Statements;

        (t) all of the material transactions of the Issuer and its Subsidiary have been promptly and properly recorded or filed in or with the books or records of the Issuer or its Subsidiary;

        (u) all of the material contracts of the Issuer and its Subsidiary are described in the Public Record and are in good standing in all material respects, and neither the Issuer nor its Subsidiary is in default in any material respect thereof, and the Issuer is not aware of any default in any material respect by any other party to such contracts;

        (v) the Issuer has complied and will comply fully with the requirements of all applicable corporate and securities laws, including, without limitation, the Applicable Legislation, and all applicable Delaware corporate legislation in relation to the issue of the Securities, and in all matters relating to the Private Placement;

        (w) the issue and sale of the Securities by the Issuer does not and will not conflict with, and does not and will not result in a breach of, any of the terms of its incorporating documents or any agreement or instrument to which the Issuer is a party;

        (x) neither the Issuer nor its Subsidiary is party to any actions, suits, proceedings or arbitrations which could materially affect the business or financial condition of the Issuer, taken as a whole, and, to the best of the knowledge of the Issuer, no such actions, suits, proceedings or arbitrations are contemplated or have been threatened;

        (y) there are no judgments against the Issuer or its Subsidiary which are unsatisfied, nor are there any consent decrees or injunctions to which the Issuer or its Subsidiary is subject;

        (z) to the best of the Issuer's knowledge, neither the Issuer nor its Subsidiary is in breach of any law, ordinance, statute, regulation, bylaw, order or decree of any kind whatsoever which breach would have a material adverse effect on the financial position, business or prospects of the Issuer on a consolidated basis;

        (aa) this Agreement has been duly authorized by all necessary corporate action on the part of the Issuer and the Issuer has full corporate power and authority to undertake the Private Placement;

        (bb) there is not presently, and will not be until the Closing and the Qualification Date, any Material Change relating to the Issuer which has not been or will not be fully disclosed in the Public Record, in accordance with Applicable Legislation;

        (cc) no order ceasing, halting or suspending trading in securities of the Issuer or prohibiting the sale of such securities has been issued to and is outstanding against the Issuer or, to the best of the knowledge of the Issuer, its directors, officers or promoters and, to the best of the knowledge of the Issuer, no investigations or proceedings for such purposes are pending or threatened;

        (dd) except as disclosed in the Public Record and otherwise than pursuant to the Issuer's stock option plan and the BDF Contract, no person has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming such a right, agreement or option, for the issue or allotment of any shares in the capital of the Issuer or any other security convertible into or exchangeable for any such shares, or to require the Issuer to purchase, redeem or otherwise acquire any of the issued and outstanding shares in its capital;

        (ee) the Issuer and its Subsidiary has filed all federal, provincial, local and foreign tax returns which are required to be filed, or has requested extensions thereof, and has paid all taxes required to be paid and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for such assessments, fines and penalties which are currently being contested in good faith;

        (ff) the Issuer and its Subsidiary has established on its books and records reserves which are adequate for the payment of all taxes not yet due and payable and there are no liens for taxes on the assets of the Issuer or its Subsidiary except for taxes not yet due, and there are no audits of any of the tax returns of the Issuer or its Subsidiary which are known by the Issuer's management to be pending, and there are no claims which have been or may be asserted relating to any such tax returns which, if determined adversely, would result in the assertion by any governmental agency of any deficiency which would have a material adverse effect on the properties, business or assets of the Issuer on a consolidated basis;

        (gg) this Agreement will be upon execution and delivery by the Issuer, a legal, valid and binding agreement of the Issuer, enforceable against the Issuer in accordance with its terms, subject only to customary qualifications regarding creditors' rights and the availability of equitable remedies;

        (hh) the Issuer or its Subsidiary own or are entitled to use all material patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes necessary for the business of the Issuer and its Subsidiary as now conducted and as proposed to be conducted and, to the best of the knowledge of the Issuer and its Subsidiary, without any conflict with or infringement of the rights of others;

        (ii) neither the Issuer nor its Subsidiary has received any communication alleging that the Issuer or any Subsidiary has violated or, by conducting its business as proposed would violate any of the patents, trademarks, service marks, trade names, copyrights, or trade secrets or other proprietary rights of any other person or entity;

        (jj) to the best of the Issuer's knowledge, neither the execution or delivery of this Agreement, the carrying on of the businesses of the Issuer and its Subsidiary, nor the conduct of the businesses of the Issuer or its Subsidiary by their respective employees will conflict with or result in a breach or default of any of the material terms of any contract, covenant or instrument under which any of such employees are bound; and

        (kk) apart from the Agent, no person, firm or corporation acting or purporting to act at the request of the Issuer is entitled to any brokerage, agency or finder's fee in connection with the transactions described herein.

14.2 The representations and warranties of the Issuer contained herein will be true and correct at the Closing and, except where the Issuer has provided updated information satisfactory to the Agent acting in its sole discretion, as of the Qualification Date, and, if that is not the case, then the Agent will be entitled for a period of one year following the Closing to seek remedy against the Issuer for any such misrepresentation or breach of warranty, and no investigation by or on behalf of the Agent or the Purchasers will diminish in any respect their rights to rely on such representations and warranties.

14.3 The Agent warrants and represents to and covenants with the Issuer that:

        (a) it is a valid and subsisting corporation under the law of the jurisdiction in which it was incorporated;

        (b) it will sell the Special Warrants in compliance with the Applicable Legislation;

        (c) it will execute and deliver a Subscription Agreement, in one of the forms attached as Schedule "A", for any Special Warrants that it is required to purchase under this Agreement; and

        (d) if it or any of its subsidiaries transfers any Special Warrants, Agent's Series "A" Special Warrants, Agent's Series "B" Special Warrants or Agent's Warrants it has purchased or received from the Issuer, or any Shares, Agent's Shares or Agent's Warrant Shares issuable upon exercise of the Special Warrants or the Agent's Warrants to third parties, it will obtain any further acknowledgements, representations, warranties, or certifications from the Purchasers as required by the Applicable Legislation, and will fulfil any filing or reporting obligations in respect of the transfers in accordance with the Applicable Legislation and Exchange Policies.

14.4 In connection with all sales of the Securities, the Agent warrants and represents to and covenants with the Issuer that:

        (a) it acknowledges that the Securities have not been registered under the U.S. Securities Act and may be transferred or sold only in accordance with the Exemptions;

        (b) it has not entered and will not enter into any contractual arrangement with respect to the distribution of the Securities, except with its affiliates, any selling group members or with the prior written consent of the Issuer;

        (c) all offers and sales of the Securities in the United States will be effected by Canaccord Capital Corporation (USA), Inc. (the "Placement Agent") in accordance with all applicable U.S. broker-dealer requirements;

        (d) all sales to residents of Alberta, Ontario or British Columbia, as applicable, will be effected by the Agent in accordance with all applicable Alberta, Ontario and British Columbia registration requirements and will be made in strict compliance with, in the case of residents of Alberta, sections 65(1)(e) and 107(1)(d) of the Securities Act (Alberta), in the case of residents of British Columbia, sections 45(1)(5) and 74(2)(4) of the Securities Act (B.C.) and, in the case of residents of Ontario, sections 35(1)(5) and 72(1)(d) of the Securities Act (Ontario);

        (e) other than the written documents prepared and agreed upon by the parties hereto in connection with this Private Placement transaction, no written material will be used or distributed in connection with the offer or sale of the Securities in the United States;

        (f) all transfers or sales of the Securities in the United States will be made only to parties who, prior to such transfer or sale, represent and warrant in writing that they are an Institutional "Accredited Investor" as such term is defined in Rule 501 under the U.S. Securities Act;

        (g) no form of General Solicitation or General Advertising will be used, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or other form of telecommunications, including electronic display, or any seminar or meeting whose attendees had been invited by general solicitation or general advertising, in connection with the offer or sale of the Securities;

        (h) prior to any sale of Securities, it shall cause each purchaser thereof to give to the Issuer those representations, warranties and agreements as are contained in the Certification for Securities Law Compliance attached hereto as part of Schedule "A".

15.            EXPENSES OF AGENT

15.1 The Issuer will pay all of the expenses of the Private Placement and all the expenses reasonably incurred by the Agent or Canaccord Europe in connection with the Private Placement, the Prospectus and the Registration Statement including, without limitation, the fees and expenses of the solicitors for the Agent and Canaccord Europe (who need not be the same person or firm) for which an invoice for such fees and receipts for such expenses have been provided to the Issuer.

15.2 The Issuer will pay the expenses referred to in the previous Subsection even if the transactions contemplated by this Agreement are not completed or this Agreement is terminated, unless the failure of acceptance or completion or the termination is the result of a breach of this Agreement by the Agent.

15.3 The Agent may, from time to time, render accounts for their respective expenses in connection with the Private Placement, the Prospectus and the Registration Statement to the Issuer for payment on or before the dates set out in the accounts.

15.4 The Issuer authorizes the Agent to deduct its expenses in connection with the Private Placement from the gross proceeds of the Private Placement and any advance payments made by the Issuer, including expenses for which an account has not yet been rendered but for which a reasonable estimate has been provided by the Agent to the Issuer.

16.            GARNISHING ORDERS

16.1 If at any time, up to and including the Closing, the Agent receives a garnishing order or other form of attachment purporting to attach or garnish a part or all of the sale price of the Special Warrants, the Agent will be free to pay the amount purportedly attached or garnished into court.

16.2 Any payment by the Agent into court pursuant to a garnishing order will be deemed to have been received by the Issuer as payment by the Agent against the sale price of the Securities to the extent of the amount paid, and the Issuer will be bound to issue and deliver the Securities proportionately to the amount paid by the Agent.

16.3 The Agent will not be bound to ascertain the validity of any garnishing order or attachment, or whether in fact it attaches any moneys held by the Agent, and the Agent will be free to act with impunity in replying to any garnishing order or attachment.

16.4 The Issuer will release, indemnify and save harmless the Agent in respect of all damages, costs, expenses or liability arising from any acts of the Agent under this Section.

17.            INDEMNITY

17.1 The Issuer will indemnify the Agent and Canaccord Europe and their agents, directors, officers, employees, affiliates (as that term is defined in the U.S. Securities Act) and shareholders (individually, an "Indemnified Party" and collectively, the "Indemnified Parties") and save them harmless against all losses, claims, damages or liabilities:

        (a) existing by reason of an untrue statement contained in the Public Record, one of the subscription agreements attached as Schedule "A" or in another form approved by the Issuer or other written or oral representation made by the Issuer to a Purchaser or potential Purchaser in connection with the Private Placement, the Prospectus and the Registration Statement, or by reason of the omission to state any fact necessary to make such statements or representations not misleading (except for information and statements supplied by and relating solely to the Agent or Canaccord Europe);

        (b) arising directly or indirectly out of any order made by any regulatory authority based upon an allegation that any such untrue statement or representation, or omission exists (except information and statements supplied by and relating solely to the Agent or Canaccord Europe), that trading in or distribution of any of the Securities is to cease;

        (c) resulting from the failure by the Issuer to obtain the requisite regulatory approval for the Private Placement, the Prospectus and the Registration Statement unless the failure to obtain such approval is the result of a breach of this Agreement by the Agent;

        (d) resulting from the breach by the Issuer of any of the terms of this Agreement;

        (e) resulting from any representation or warranty made by the Issuer herein being untrue or ceasing to be true;

        (f) subject to Subsection 8.2, if the Issuer fails to issue and deliver the certificates representing the Special Warrants in the form and denominations satisfactory to the Agent at the time and place required by the Agent with the result that any completion of a sale of the Special Warrants does not take place; or

        (g) if, following the completion of a sale of any of the Special Warrants, a determination is made by any competent authority setting aside the sale or issuance, unless that determination arises out of an act or omission or a breach of this Agreement by the Agent.

17.2 If any action or claim is brought against an Indemnified Party in respect of which indemnity may be sought from the Issuer pursuant to this Agreement, the Indemnified Party will promptly notify the Issuer in writing of the nature of such action or claim.

17.3 The Issuer will assume the defence of the action or claim, including the employment of counsel and the payment of all expenses.

17.4 The Indemnified Party will have the right to employ separate counsel, and the Issuer will pay the reasonable fees and expenses of such counsel.

17.5 The indemnity provided for in this Section will not be limited or otherwise affected by any other indemnity obtained by the Indemnified Party from any other person in respect of any matters specified in this

Agreement and will continue in full force and effect until all possible liability of the Indemnified Parties arising out of the transactions contemplated by this Agreement has been extinguished by the operation of law.

17.6 If indemnification under this Agreement is found in a final judgment (not subject to further appeal) by a court of competent jurisdiction not to be available for reason of public policy, the Issuer and the Indemnified Parties will contribute to the losses, claims, damages, liabilities or expenses (or actions in respect thereof) for which such indemnification is held unavailable in such proportion as is appropriate to reflect the relative benefits to and fault of the Issuer, on the one hand, and the Indemnified Parties on the other hand, in connection with the matter giving rise to such losses, claims, damages, liabilities or expenses (or actions in respect thereof). No person found liable for a fraudulent Misrepresentation will be entitled to contribution from any person who is not found liable for such fraudulent Misrepresentation.

17.7 To the extent that any Indemnified Party is not a party to this Agreement, the Agent will obtain and hold the right and benefit of this Section in trust for and on behalf of such Indemnified Party.

17.8 The indemnity provided herein replaces and supersedes the indemnity provided by the Issuer pursuant to the letter from Canaccord Europe to the Issuer dated July 25, 2001, and captioned "Proposed Financing".

17.9 The Agent will indemnify the Issuer and save it harmless against all losses, claims, damages or liabilities arising from the breach by the Agent of any of the terms of this Agreement.

18.            ASSIGNMENT AND SELLING GROUP PARTICIPATION

18.1 The Agent will not assign this Agreement or any of its rights under this Agreement or, with respect to the Securities, enter into any agreement in the nature of an option or a sub-option unless and until, for each intended transaction, the Agent has obtained the consent of the Issuer, and any required notice has been given to and accepted by the Regulatory Authorities.

18.2 The Agent may offer selling group participation in the normal course of the brokerage business to selling groups of other dealers, brokers and investment dealers, who may or who may not be offered part of the Agent's Fee. The Agent will ensure that there is a restriction in any subagency or selling group agreements requiring subagents or selling group members not to offer securities to residents of Alberta, Ontario or British Columbia, as applicable, except in strict compliance with, in the case of residents of Alberta, sections 65(1)(e) and 107(1)(d) of the Securities Act (Alberta), in the case of residents of British Columbia, sections 45(1)(5) and 74(2)(4) of the Securities Act (B.C.) and, in the case of residents of Ontario, sections 35(1)(5) and 72(1)(d) of the Securities Act (Ontario).

19.            RIGHT OF FIRST REFUSAL

19.1 The Issuer will grant Canaccord Europe a right of first refusal to act as co-manager on any issuance of shares from treasury, except for shares issued pursuant to securities issued under the Private Placement, shares issued pursuant to incentive stock options, currently outstanding share purchase warrants or the BDF Contract, for the purposes of a public or private offering for a period of one year after the Closing, and shall provide Canaccord Europe with notice in respect of any such offering.

19.2 The right of first refusal must be exercised by Canaccord Europe within 15 days following the receipt of the notice by notifying the Issuer that it will act as co-manager on the issuance of shares from treasury for the purposes of a public or private offering on the terms set out in the notice.

19.3 If Canaccord Europe fails to give notice within the 15 days that it will act as co-manager upon the terms set out in the notice, the Issuer will then be free to make other arrangements to obtain financing from another source or work with another party as co-manager on the same terms or on terms no less favourable to the Issuer, subject to obtaining the acceptance of the Regulatory Authorities.

19.4 The right of first refusal will not terminate if, on receipt of any notice from the Issuer under this Section, Canaccord Europe fails to exercise the right.

19.5 This right of first refusal supersedes and replaces any prior right of first refusal agreement, either written or oral, including but not limited to the right of first refusal granted to the Agent under the Agency Agreement between the Issuer and the Agent, as applicable, dated January 11, 2001.

20.            NOTICE

20.1 Any notice under this Agreement will be given in writing and must be delivered, sent by facsimile transmission addressed to the party to which notice is to be given at the address indicated above, or at another address designated by the party in writing.

20.2 If notice is sent by facsimile transmission or is delivered, it will be deemed to have been given at the time of transmission or delivery, or if not a business day, the next business day.

21.            ENGAGEMENT LETTER

The parties to this Agreement acknowledge that this Agreement and the documents referred to herein contain the entire agreement between the parties with respect to the subject matter contained herein and supersedes and replaces all other agreements, written or oral, including but not limited to the letter from Canaccord Europe to the Issuer dated July 25, 2001, and captioned "Proposed Financing".

22.            TIME

Time is of the essence of this Agreement and will be calculated in accordance with the provisions of the Interpretation Act (British Columbia).

23.            LANGUAGE

This Agreement is to be read with all changes in gender or number as required by the context.

24.            ENUREMENT

This Agreement enures to the benefit of and is binding on the parties to this Agreement and their successors and permitted assigns.

25.            HEADINGS

The headings in this Agreement are for convenience of reference only and do not affect the interpretation of this Agreement.

26.            COUNTERPARTS

This Agreement may be executed in two or more counterparts and may be delivered by facsimile transmission. Each counterpart will be deemed to be an original and all counterparts will constitute one agreement, effective as of the reference date given above.

27.            LAW

This Agreement is governed by the internal laws of British Columbia (without reference to its rules governing the choice or conflict of laws), and the parties hereto irrevocably attorn and submit to the exclusive jurisdiction of the courts of British Columbia with respect to any dispute related to this Agreement.

This document was executed and delivered as of the date given above:


Executed by an authorized                   )
signatory of GENETRONICS BIOMEDICAL         )
CORPORATION                                 )
in the presence of:                         )
                                            )
                                            )
Jan Urata                                   )
---------------------------------------     )
Name                                        )   GENETRONICS BIOMEDICAL
                                            )   CORPORATION
                                            )
1400 - 1055 West Hastings Street            )
---------------------------------------     )
Address                                     )   By:       /s/Jim Heppell
                                            )      -----------------------------
                                            )
Vancouver, BC  V6E 2E9                      )
---------------------------------------     )
                                            )
                                            )
Legal Assistant                             )
---------------------------------------     )
Occupation                                  )
                                            )
                                            )
Executed by an authorized                   )
signatory of CANACCORD CAPITAL              )
CORPORATION                                 )
in the presence of:                         )
                                            )
                                            )
Glenda Chin                                 )
---------------------------------------     )
Name                                        )   CANACCORD CAPITAL CORPORATION
)                                           )
c/o Canaccord Capital Corporation           )
---------------------------------------     )
Address                                     )   By:   /s/ Michael G. Greenwood
                                            )       ----------------------------
                                            )
2200 - 609 Granville Street                 )
---------------------------------------     )
                                            )   By:   /s/David J. Horton
                                            )      -----------------------------
                                            )
Vancouver, BC  V7Y 1H2                      )
---------------------------------------     )
Occupation                                  )

                                  SCHEDULE "A"

                    PRIVATE PLACEMENT SUBSCRIPTION AGREEMENTS

                            INSTRUCTIONS TO PURCHASER

   1. Complete all the information in the boxes on page 1 and sign where indicated with an "X".

   2. Complete the certification that starts on page 5 and sign where indicated with an "X" on page 7.

   3. Complete the Toronto Stock Exchange private placement questionnaire and undertaking that starts on page 10 and sign where indicated with an "X" on page 11.

   4. If you an individual, complete and sign the Form 45-903F1 that starts on page 8.

 THIS IS PAGE 1 OF 19 PAGES OF A SUBSCRIPTION AGREEMENT AND RELATED APPENDIXES,
          SCHEDULES AND FORMS. COLLECTIVELY, THESE PAGES TOGETHER ARE
                  REFERRED TO AS THE "SUBSCRIPTION AGREEMENT".

                    PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
                 (BRITISH COLUMBIA $97,000 MINIMUM SUBSCRIPTION)

TO:   GENETRONICS BIOMEDICAL CORPORATION (the "Issuer"),
      San Diego, California, U.S.A.

Subject and pursuant to the terms set out in the Terms on pages 2 to 4, the General Provisions on pages 1 to 8 and the other schedules and appendixes incorporated by reference, the undersigned (the "Purchaser") hereby irrevocably subscribes for, and on Closing will purchase from the Issuer, the following securities at the following price:

================================================================================

  ___________________________________________________________ Special Warrants

  USD 0.45 per Special Warrant for a total purchase price of USD _____________

  The Purchaser holds the following securities of the Issuer:

  ____________________________________________________________________________

================================================================================

The Purchaser directs the Issuer to issue, register and deliver the certificates representing the Purchased Securities as follows:

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
REGISTRATION INSTRUCTIONS:                        DELIVERY INSTRUCTIONS:

_________________________________________         _________________________________________
Name to appear on certificate                     Name and account reference, if applicable

_________________________________________         _________________________________________
Account reference, if applicable                  Contact name

_________________________________________         _________________________________________
Address                                           Address

_________________________________________         _________________________________________
                                                  Telephone number

------------------------------------------------------------------------------------------

  EXECUTED BY THE PURCHASER THIS _______ DAY OF _____________, 2001.

------------------------------------------------------------------------------------------

WITNESS:                                          EXECUTION BY PURCHASER:

_________________________________________         X __________________________________________
Signature of witness                              Signature of individual (if Purchaser IS an
                                                  individual)
_________________________________________         X __________________________________________
Name of witness                                   Authorized signatory (if Purchaser is NOT an
                                                  individual)

_________________________________________         ____________________________________________
Address of witness                                Name of Purchaser (PLEASE PRINT)

_________________________________________         ____________________________________________
                                                  Name of authorized signatory (PLEASE PRINT)

ACCEPTED this ___ day of _________, 2001.
                                                  ____________________________________________
GENETRONICS BIOMEDICAL CORPORATION                Address of Purchaser (residence if an
Per:                                              individual)

_________________________________________
Authorized signatory

------------------------------------------------------------------------------------------

By signing this acceptance, the Issuer agrees to be bound by the Terms on pages 2 to 4, the General Provisions on pages 1 to 8 and the other schedules and appendixes incorporated by reference.

SUBSCRIPTION AGREEMENT (WITH RELATED APPENDIXES,              PAGE 2 OF 19 PAGES
SCHEDULES AND FORMS)



                                      TERMS

THE REFERENCE DATE OF THIS         November 1, 2001
AGREEMENT (THE "AGREEMENT DATE")


                                   THE OFFERING


THE ISSUER                         Genetronics Biomedical Corporation

THE AGENT                          Canaccord Capital Corporation (which,
                                   together with any sub-agents, is referred to
                                   as the "Agent") has agreed to purchase the
                                   Special Warrants of the Issuer that are not
                                   sold to purchasers upon the terms and
                                   conditions of an agency agreement dated for
                                   reference the Agreement Date (the "Agency
                                   Agreement").

THE "OFFERING"                     The offering consists of an aggregate of
                                   5,212,494 non-transferable (except by the
                                   Agent to transferees in accordance with the
                                   Applicable Legislation) special warrants (the
                                   "Special Warrants") at USD 0.45 per Special
                                   Warrant for proceeds of USD 2,345,622.30.
                                   Each Special Warrant is exercisable without
                                   additional payment to acquire one common
                                   share (the "Shares") and one half share
                                   purchase warrant (the "Warrants"). Each whole
                                   Warrant may be exercised within 18 months
                                   from the date of issuance to acquire one
                                   common share of the Issuer (the "Warrant
                                   Shares") at a price of USD 0.75 per share.

PROSPECTUS AND CONVERSION RATE     The Issuer will use its commercially
INCREASE                           reasonable efforts to ensure that the Special
                                   Warrants and the underlying Shares and
                                   Warrant Shares will be qualified by a
                                   prospectus in Canada (the "Prospectus") and
                                   the resale of the Shares and Warrant Shares
                                   by the initial purchasers of the Special
                                   Warrants will be the subject of a
                                   registration statement in the U.S. (the
                                   "Registration Statement") (the day on which
                                   final receipt for the Prospectus is received
                                   by the Issuer and on which the Registration
                                   Statement becomes effective or, if different,
                                   the later of such dates, being the
                                   "Qualification Date"). The Issuer will use
                                   its commercially reasonable efforts to have
                                   the Qualification Date occur within 90 days
                                   of the closing (the "Closing") of this
                                   Offering. If the Qualification Date does not
                                   occur within 90 days of Closing and if the
                                   Purchaser has provided to the Issuer all of
                                   the information required of them by the
                                   Issuer to permit the Issuer to file the
                                   Registration Statement, the Purchaser will
                                   receive a refund of 20% of the total purchase
                                   price paid for the Special Warrants.

ADDITIONAL PROVISIONS IN RESPECT   Each Special Warrant may be exercised by the
OF THE SPECIAL WARRANTS            Purchasers in whole or in part at any time
                                   after each Closing. If, however, the Special
                                   Warrants are exercised prior to the day on
                                   which a final receipt for the Prospectus is
                                   received by the Issuer, the Shares and
                                   Warrant Shares underlying the Special
                                   Warrants and Warrants, respectively, may not
                                   be traded in British Columbia for a period of
                                   six months from Closing and may not be traded
                                   in Ontario for a period of one year from
                                   Closing. If the Special Warrants are
                                   exercised prior to the day on which the
                                   Registration Statement becomes effective, the
                                   Shares and Warrant Shares underlying the
                                   Special Warrants will be subject to
                                   restrictions on trading under the U.S.
                                   Securities Act until at least one year from
                                   Closing.

                                   All unexercised Special Warrants will be deemed to be exercised on that day which is the fifth business day after the day on which final receipt for the Prospectus is received by the Issuer.

SUBSCRIPTION AGREEMENT (WITH RELATED APPENDIXES,              PAGE 3 OF 19 PAGES
SCHEDULES AND FORMS)



PURCHASED SECURITIES               The "Purchased Securities" are Special
                                   Warrants convertible into one common share
                                   and one-half share purchase warrant.

TOTAL AMOUNT                       5,212,494 Special Warrants.

PRICE                              USD 0.45 for total proceeds of USD
                                   2,345,622.30.

WARRANTS Subject to the Applicable Legislation and the rules and policies of the Toronto Stock
                                   Exchange and the American Stock Exchange, the
                                   Warrants will be non-transferable.

                                   The certificates representing the Warrants will contain, among other things, the complete provisions concerning the exercise of the Warrants and provisions for the appropriate adjustment in the class and number of the Warrant Shares issued upon conversion of the Warrants upon the occurrence of certain events, including any subdivision, consolidation or reclassification of the common shares of the Issuer, the payment of stock dividends and the merger of the Issuer.

                                   The Warrants will not restrict or prevent the Issuer from obtaining any other financing, or from issuing additional securities or rights.

SELLING JURISDICTIONS              The United States, British Columbia, Ontario
                                   and certain offshore jurisdictions outside of
                                   Canada and the United States.

"CLOSING DATE"                     November 23, 2001, or at such other date as
                                   agreed by the Issuer and the Agent.

LEGENDS The certificates representing the Securities will be endorsed with only the following legends:

                                   THE SECURITIES REPRESENTED BY THIS
                                   CERTIFICATE ARE SUBJECT TO A HOLD PERIOD AND
                                   MAY NOT BE TRADED IN BRITISH COLUMBIA UNTIL
                                   12:01 A.M. ON [DATE SIX MONTHS AND ONE DAY
                                   FROM CLOSING] OR IN ONTARIO UNTIL 12:01 A.M.
                                   ON [IN THE CASE OF THE SPECIAL WARRANTS AND
                                   WARRANTS, DATE 18 MONTHS AND ONE DAY FROM
                                   CLOSING AND, IN THE CASE OF THE UNDERLYING
                                   SHARES, DATE ONE YEAR AND ONE DAY FROM
                                   CLOSING] EXCEPT AS PERMITTED BY THE TORONTO
                                   STOCK EXCHANGE AND THE APPLICABLE SECURITIES
                                   LEGISLATION IN THOSE JURISDICTIONS.

                                   THE SECURITIES REPRESENTED HEREBY HAVE NOT
                                   BEEN REGISTERED UNDER THE U.S. SECURITIES ACT
                                   OF 1933, AS AMENDED (THE "U.S. SECURITIES
                                   ACT") OR UNDER ANY STATE SECURITIES LAWS. THE
                                   HOLDER HEREOF, BY

SUBSCRIPTION AGREEMENT (WITH RELATED APPENDIXES,              PAGE 4 OF 19 PAGES
SCHEDULES AND FORMS)



                                   PURCHASING SUCH SECURITIES, AGREES FOR THE
                                   BENEFIT OF THE CORPORATION THAT SUCH
                                   SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE
                                   TRANSFERRED ONLY (A) TO THE CORPORATION, (B)
                                   PURSUANT TO AN EXEMPTION FROM REGISTRATION
                                   UNDER THE U.S. SECURITIES ACT PROVIDED BY
                                   RULE 144 THEREUNDER OR ANOTHER APPLICABLE
                                   EXEMPTION, OR (C) PURSUANT TO AN EFFECTIVE
                                   REGISTRATION STATEMENT. DELIVERY OF THIS
                                   CERTIFICATE MAY NOT CONSTITUTE "GOOD
                                   DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON
                                   STOCK EXCHANGES IN CANADA.

                                          THE ISSUER

JURISDICTION OF ORGANIZATION       The Issuer is incorporated under the laws of
                                   Delaware.

AUTHORIZED AND OUTSTANDING         The authorized capital of the Issuer is
CAPITAL                            100,000,000 shares of common stock with a par
                                   value of $0.001 per share and 10,000,000
                                   shares of preferred stock with a par value of
                                   $0.01 per share. As of October 1, 2001, the
                                   issued capital of the Issuer is 33,759,968
                                   shares of common stock.

STOCK EXCHANGE LISTINGS            Shares of the Issuer are listed on the
                                   Toronto Stock Exchange (the "TSE") and the
                                   American Stock Exchange ("AMEX")

"SECURITIES LEGISLATION            The Securities Act (Ontario), R.S.O. 1990, c.
APPLICABLE TO THE ISSUER" OR       S.5, as amended (the "Ontario Act") (pursuant
"APPLICABLE LEGISLATION"           to which the Issuer is a "reporting issuer"),
                                   the Securities Act, R.S.B.C. 1996, c. 418, as
                                   amended (the "B.C. Act") (pursuant to which
                                   the Issuer is a "reporting issuer"), and the
                                   U.S. Securities Act of 1933, as amended (the
                                   "U.S. Securities Act") (to the extent that
                                   the U.S. Securities Act is applicable on the
                                   issuance of securities to U.S. Persons or to
                                   non-U.S. Persons under Regulation D, all of
                                   which terms are terms are defined below),
                                   together with the regulations and rules made
                                   and promulgated thereunder and all
                                   administrative policy statements, blanket
                                   orders and rulings, notices, and other
                                   administrative directions issued by the
                                   Commissions (as defined below), along with
                                   the rules and policies of the TSE (the "TSE
                                   Policies") and the rules and policies of the
                                   AMEX (the "AMEX Policies").

"APPLICABLE EXEMPTIONS"            The Offering is being made in accordance with
                                   the exemptions from, or the non-applicability
                                   of, the registration and prospectus
                                   requirements (the "Applicable Exemptions") of
                                   the Applicable Legislation as provided in an
                                   Interpretation Note regarding "offshore"
                                   distributions published by the Ontario
                                   Securities Commission, BCI 72-503 of the B.C.
                                   Securities Commission, sections 35(1)(5) and
                                   72(1)(d) of the Ontario Act, sections
                                   45(1)(5) and 74(2)(4) of the B.C. Act and
                                   Regulation D of the U.S. Securities Act.

                                  END OF TERMS

SUBSCRIPTION AGREEMENT (WITH RELATED APPENDIXES,              PAGE 5 OF 19 PAGES
SCHEDULES AND FORMS)



                CERTIFICATION FOR U.S. SECURITIES LAW COMPLIANCE

(Capitalized terms not specifically defined in this Certification have the meaning ascribed to them in the Subscription Agreement to which this Schedule is attached.)

In connection with the execution of the Subscription Agreement to which this
Schedule is attached, the Purchaser represents and warrants to the Issuer that:

  (a) It has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Purchased Securities and it is able to bear the economic risk of loss of its entire investment.

  (b) The Issuer has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the Offering and it has had access to such information concerning the Issuer as it has considered necessary or appropriate in connection with its investment decision to acquire the Purchased Securities.

  (c) It is acquiring the Purchased Securities for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Purchased Securities in violation of the United States securities laws.

  (d) It understands the Purchased Securities have not been and will not be registered under the U.S. Securities Act of 1933, as amended (the "1933 Act") or the securities laws of any state of the United States and that the sale contemplated hereby is being made in reliance on an exemption from such registration requirements. It further understands that, while the Issuer has agreed to use its best efforts to file a registration statement in respect of the Purchaser's resale of the Shares and the Warrant Shares (the "Registration Statement"), in compliance with the U.S. Securities Act with the United States Securities and Exchange Commission, and to have the Registration Statement declared effective, there can be no assurance the Issuer will be able to do so. It also understands that it will be required to furnish certain information about it and its holdings of the Issuer's shares as part of the information that will be included in the Registration Statement.

  (e) It satisfies one or more of the categories indicated below (please initial the appropriate lines):

        ____ Category 1.     An organization described in Section 501(c)(3) of
                             the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Purchased Securities, with total assets in excess of USD 5,000,000;

        ____ Category 2.     A natural person whose individual net worth, or
                             joint net worth with that person's spouse, at the date of this Certification exceeds USD 1,000,000;

        ____ Category 3.     A natural person who had an individual income in
                             excess of USD 200,000 in each of the two most recent years or joint income with that person's spouse in excess of USD 300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

        ____ Category 4.     A trust that (a) has total assets in excess of USD
                             5,000,000, (b) was not formed for the specific purpose of acquiring the Purchased Securities and
                             (c) is directed in its purchases of securities by a person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in the Purchased Securities;

        ____ Category 5.     An investment company registered under the
                             Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

        ____ Category 6.     A Small Business Investment Company licensed by the
                             U.S. Small Business Administration under Section
                             301(c) or (d) of the Small Business Investment Act of 1958;

SUBSCRIPTION AGREEMENT (WITH RELATED APPENDIXES,              PAGE 6 OF 19 PAGES
SCHEDULES AND FORMS)



        ____ Category 7.     A private business development company as defined
                             in Section 202(a)(22) of the Investment Advisors
                             Act of 1940; or

        ____ Category 8.     An entity in which all of the equity owners satisfy
                             the requirements of one or more of the foregoing categories.

  (f) It has not purchased the Purchased Securities as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or other form of telecommunications, including electronic display, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

  (g) If it decides to offer, sell or otherwise transfer any of the Purchased Securities or the underlying Shares, Warrants or Warrant Shares, it will not offer, sell or otherwise transfer any of such securities directly or indirectly, unless:

         (i)   the sale is to the Issuer;

        (ii) the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

       (iii) the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder and in accordance with any applicable state securities or "blue sky" laws;

        (iv) the Purchased Securities are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and it has prior to such sale furnished to the Issuer an opinion of counsel reasonably satisfactory to the Issuer to the effect that such transaction does not require registration; or

        (v) the sale is made pursuant to an effective registration statement filed under the U.S. Securities Act.

  (h) The Purchased Securities and the underlying Shares, Warrants and Warrant Shares are "restricted securities" as that term is defined in the U.S. Securities Act, and the certificates representing the Purchased Securities and the Shares, Warrants and Warrant Shares issued upon conversion of the Purchased Securities, as well as all certificates issued in exchange for or in substitution of the foregoing, until such time as is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws, will bear, on the face of such certificate, a legend in substantially the following form:

               THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER OR ANOTHER APPLICABLE EXEMPTION, OR (C) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

  (i) It understands and agrees that there may be material tax consequences to the Purchaser of an acquisition or disposition of the Securities. The Issuer gives no opinion and makes no representation with respect to the tax consequences to the Purchaser under United States, state, local or foreign tax law of the undersigned's acquisition or disposition of such Securities.

SUBSCRIPTION AGREEMENT (WITH RELATED APPENDIXES,              PAGE 7 OF 19 PAGES
SCHEDULES AND FORMS)



  (j) It understands and agrees that the financial statements of the Issuer have been prepared in accordance with Canadian generally accepted accounting principles with a reconciliation to United States generally accepted accounting principles.

  (k) It consents to the Issuer making a notation on its records or giving instructions to any transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described in this Certification and the Subscription Agreement.

Dated _______________ 2001.

                                   X ___________________________________________

                                   Signature of individual (if Purchaser IS an individual)

                                   X ___________________________________________

                                   Authorized signatory (if Purchaser is NOT an individual)

                                   _____________________________________________
                                   Name of Purchaser (PLEASE PRINT)

                                   _____________________________________________
                                   Name of authorized signatory (PLEASE PRINT)

                                   _____________________________________________
                                   Official capacity of authorized signatory
                                   (PLEASE PRINT)

SUBSCRIPTION AGREEMENT (WITH RELATED APPENDIXES,              PAGE 8 OF 19 PAGES
SCHEDULES AND FORMS)



                                  FORM 45-903F1

                                 SECURITIES ACT

             TO BE COMPLETED ONLY BY PURCHASERS WHO ARE INDIVIDUALS

This is the form required under section 135 of the Rules and, if applicable, by an order issued under section 76 of the British Columbia Securities Act.


                     ACKNOWLEDGEMENT OF INDIVIDUAL PURCHASER

   1. I have agreed to purchase from Genetronics Biomedical Corporation (the "Issuer") __________________ Purchased Securities (the "Securities") of the Issuer. The Purchased Securities are special warrants (the "Special Warrants") at USD 0.45 per Special Warrant. Each Special Warrant is exercisable without additional payment to acquire one common share (the "Shares") and one half share purchase warrant (the "Warrants"). Each whole Warrant may be exercised within 18 months from the date of issuance to the Purchaser to acquire one common share of the Issuer (the "Warrant Shares") at a price of USD 0.75 per share.

   2. I am purchasing the Securities as principal and, on closing of the agreement of purchase and sale, I will be the beneficial owner of the Securities.

   3. I [circle one] have / have not received an offering memorandum describing the Issuer and the Securities.

   4.   I acknowledge that:

        (a) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities, AND

        (b) there is no government or other insurance covering the Securities, AND

        (c)    I may lose all of my investment, AND

        (d) there are restrictions on my ability to resell the Securities and it is my responsibility to find out what those restrictions are and to comply with them before selling the Securities, AND

        (e) I will not receive a prospectus that the British Columbia Securities Act (the "Act") would otherwise require be given to me because the Issuer has advised me that it is relying on a prospectus exemption, AND

        (f) because I am not purchasing the Securities under a prospectus, I will not have the civil remedies that would otherwise be available to me, AND

        (g) the Issuer has advised me that it is using an exemption from the requirement to sell through a dealer registered under the Act, except purchases referred to in paragraph 5(g), and as a result I do not have the benefit of any protection that might have been available to me by having a dealer act on my behalf.

   5.   I also acknowledge that: [CIRCLE ONE]

        (a) I am purchasing Securities that have an aggregate acquisition cost of CAD 97,000 or more, OR

        (b) my net worth, or my net worth jointly with my spouse at the date of the agreement of purchase and sale of the security, is not less than CAD 400,000, OR

        (c) my annual net income before tax is not less than CAD 75,000, or my annual net income before tax jointly with my spouse is not less than CAD 125,000, in each of the two most recent calendar years, and I reasonably expect to have annual net income before tax of not less than CAD 75,000 or annual

SUBSCRIPTION AGREEMENT (WITH RELATED APPENDIXES,              PAGE 9 OF 19 PAGES
SCHEDULES AND FORMS)



               net income before tax jointly with my spouse of not less than CAD 125,000 in the current calendar year, OR

        (d)    I am registered under the Act, OR

        (e) I am a spouse, parent, brother, sister or child of a senior officer or director of the Issuer, or of an affiliate of the Issuer, OR

        (f) I am a close personal friend of a senior officer or director of the Issuer, or of an affiliate of the Issuer, OR

        (g) I am purchasing securities under section 128(c) (CAD 25,000 - registrant required) of the Rules, and I have spoken to a person [NAME OF REGISTERED PERSON: ___________________________ (THE
               "REGISTERED PERSON")] who has advised me that the Registered Person is registered to trade or advise in the Securities and that the purchase of the Securities is a suitable investment for me.

   6. If I am an individual referred to in paragraph 5(b), 5(c), or 5(d), I acknowledge that, on the basis of information about the Securities furnished by the Issuer, I am able to evaluate the risks and merits of the Securities because: [CIRCLE ONE]

        (a)    of my financial, business or investment experience, OR

        (b)    I have received advice from a person [NAME OF ADVISER:
               ______________________________ (THE "ADVISER")] who has advised me that the Adviser is:

               (i) registered to advise, or exempted from the requirement to be registered to advise, in respect of the Securities, and

               (ii) not an insider of, or in a special relationship with, the Issuer.


The statements made in this report are true.

DATED _____________, 2001.

                                                ________________________________
                                                  Signature of Purchaser

                                                ________________________________
                                                  Name of Purchaser

                                                ________________________________


                                                ________________________________
                                                  Address of Purchaser

SUBSCRIPTION AGREEMENT (WITH RELATED APPENDIXES,             PAGE 10 OF 19 PAGES
SCHEDULES AND FORMS)



                           THE TORONTO STOCK EXCHANGE

                 PRIVATE PLACEMENT QUESTIONNAIRE AND UNDERTAKING

To be completed by each proposed private placement purchaser of listed securities or securities which are convertible into listed securities.

                                  QUESTIONNAIRE

1.             DESCRIPTION OF TRANSACTION

        (a)    Name of issuer of the securities (the "Issuer")

               Genetronics Biomedical Corporation

        (b)    Number and class of securities to be purchased

    ____________________ Special Warrants; each Special Warrant is exercisable without additional payment to acquire one common share (the "Shares") and one half share purchase warrant (the "Warrants"); each whole Warrant may be exercised within 18 months from the date of issuance to the Purchaser to acquire one common share of the Issuer (the "Warrant Shares") at a price of USD 0.75 per share.

        (c)    Purchase price

               USD 0.45 per Special Warrant

2.             DETAILS OF PURCHASER

        (a)    Name of purchaser

               _________________________________________________________________

        (b)    Address

               _________________________________________________________________

               _________________________________________________________________


        (c) Names and addresses of persons having a greater than 10% beneficial interest in the purchaser

               _________________________________________________________________

               _________________________________________________________________

3.             RELATIONSHIP TO ISSUER

        (a) Is the purchaser (or any person named in response to 2(c) above) an insider of the Issuer for the purposes of the Ontario Securities Act (before giving effect to this private placement)? If so, state the capacity in which the purchaser (or person named in response to 2(c)) qualifies as an insider

               _________________________________________________________________

SUBSCRIPTION AGREEMENT (WITH RELATED APPENDIXES,             PAGE 11 OF 19 PAGES
SCHEDULES AND FORMS)



        (b) If the answer to (a) is "no", are the purchaser and the Issuer controlled by the same person or company? If so, give details

               _________________________________________________________________


4.             DEALINGS OF PURCHASER IN SECURITIES OF THE ISSUER

        Give details of all trading by the purchaser, as principal, in the securities of the Issuer (other than debt securities which are not convertible into equity securities), directly or indirectly, within the 60 days preceding the date hereof


                                   UNDERTAKING

TO:            The Toronto Stock Exchange

The undersigned has subscribed for and agreed to purchase, as principal, the securities described in Item 1 of this Private Placement Questionnaire and Undertaking.

The undersigned undertakes not to sell or otherwise dispose of any of the said securities so purchased or any securities derived therefrom for a period that expires on the earlier of six months from the date of the closing of the transaction herein and the issuance of a receipt by the Ontario Securities Commission for a final prospectus qualifying the distribution of the Shares and the Warrants, without the prior consent of The Toronto Stock Exchange and any other regulatory body having jurisdiction.

Dated _______________ 2001.

                                   X ___________________________________________
                                   Signature of individual (if Purchaser IS an individual)

                                   X ___________________________________________
                                   Authorized signatory (if Purchaser is NOT an individual)

                                   _____________________________________________
                                   Name of Purchaser (PLEASE PRINT)

                                   _____________________________________________
                                   Name of authorized signatory (PLEASE PRINT)

                                   _____________________________________________
                                   Official capacity of authorized signatory
                                   (PLEASE PRINT)

                               GENERAL PROVISIONS



1.             DEFINITIONS

1.1 In the Subscription Agreement (including the first (cover) page, the Terms on pages 2 to 4, the General Provisions on pages 1 to 8 and the other schedules and appendixes incorporated by reference), the following words have the following meanings unless otherwise indicated:

        (a)    "Agent" has the meaning assigned in the Terms;

        (b) "Applicable Legislation" means the Securities Legislation Applicable to the Issuer (as defined on page 4) and all legislation incorporated in the definition of this term in other parts of the Subscription Agreement, together with the regulations and rules made and promulgated under that legislation and all administrative policy statements, blanket orders and rulings, notices and other administrative directions issued by the Commissions;

        (c)    "Canaccord Europe" means Canaccord Capital (Europe) Limited;

        (d) "Closing" means the completion of the sale and purchase of the Purchased Securities;

        (e)    "Closing Date" has the meaning assigned in the Terms;

        (f) "Commissions" means the B.C. Securities Commission, the Ontario Securities Commission and the SEC;

        (g) "General Provisions" means those portions of the Subscription Agreement headed "General Provisions" and contained on page 1 to 8;

        (h) "Private Placement" means the offering of the Purchased Securities on the terms and conditions of the Agency Agreement and this Subscription Agreement;

        (i)    "Purchased Securities" has the meaning assigned in the Terms;

        (j) "Regulation D" means Regulation D promulgated under the U.S. Securities Act;

        (k) "Regulation S" means Regulation S promulgated under the U.S. Securities Act;

        (l)    "Regulatory Authorities" means the Commissions and the TSE;

        (m) "SEC" means the Securities and Exchange Commission of the United States;

        (n) "Securities" means the Special Warrants, the Shares, the Warrants and the Warrant Shares;

        (o) "Subscription Agreement" means the first (cover) page, the Terms on pages 2 to 4, the General Provisions on pages 1 to 8 and the other schedules and appendixes incorporated by reference;

        (p) "Terms" means those portions of the Subscription Agreement headed "Terms" and contained on page 2 to 4; and

        (q) "U.S. Securities Act" means the Securities Act of 1933 (United States of America), as amended.

1.2            A person is "Deemed to be Acting as a Principal" if the person is

        (a) duly authorized to enter into this subscription and to execute all documentation in connection with the purchase on behalf of each beneficial purchaser; is purchasing the Purchased Securities as an agent or trustee for accounts that are fully managed by it and is

               (i) a trust company or insurance company authorized to carry on business in British Columbia under the Financial Institutions Act (British Columbia);

               (ii) an adviser who manages the investment portfolio of clients through discretionary authority granted by one or more clients and who is registered as a portfolio manager under the Securities Act (B.C.) or is exempt from such registration;

               (iii) a trust company or insurer, authorized under the laws of a province or territory of Canada other than British Columbia to carry on business in such province or territory; or

               (iv) a portfolio manager registered or exempt from registration under the laws of a province or territory of Canada other than British Columbia; or

        (b) acting as agent for one or more disclosed principals, each of which principals is purchasing as a principal for its own account, not for the benefit of any other person, and not with a view to the resale or distribution of all or any of the Purchased Securities.

1.3 In the Subscription Agreement, the following terms have the meanings defined in Regulation S: "U.S. Person" and "United States".

1.4 In the Subscription Agreement, unless otherwise specified, currencies are indicated with the ISO 4217 currency code so that United States dollars are indicated with the prefix "USD".

1.5 In the Subscription Agreement, other words and phrases that are capitalized have the meaning assigned in the Subscription Agreement.

2.             REPRESENTATIONS AND WARRANTIES OF PURCHASER

2.1            REPRESENTATIONS BY PURCHASER

The Purchaser represents and warrants to the Issuer that, as at the Agreement Date and at the Closing:

        (a) no prospectus has been filed by the Issuer with the Commissions in connection with the issuance of the Purchased Securities, the issuance is exempted from the prospectus requirements of the Applicable Legislation and:

               (i) the Purchaser is restricted from using most of the civil remedies available under the Applicable Legislation;

               (ii) the Purchaser may not receive information that would otherwise be required to be provided to the Purchaser under the Applicable Legislation; and

               (iii) the Issuer is relieved from certain obligations that would otherwise apply under the Applicable Legislation;

        (b) to the best of the Purchaser's knowledge, the Purchased Securities were not advertised;

        (c) no person has made to the Purchaser any written or oral representations:

               (i)    that any person will resell or repurchase the Securities;

               (ii) that any person will refund the purchase price of the Purchased Securities;

               (iii)  as to the future price or value of any of the Securities;
                      or

               (iv) that the Securities will be listed and posted for trading on a stock exchange or that application has been made to list and post the Securities for trading on a stock exchange, other than the TSE and AMEX;

        (d) the Purchaser is resident in British Columbia and represents and warrants as follows:

               (i) in the case of any Purchaser who is Deemed to be Acting as a Principal, the Purchaser acknowledges that the Issuer may in the future be required by law to disclose on a confidential basis to securities regulatory authorities the identity of each beneficial purchaser of Purchased Securities for whom the Purchaser may be acting.

               (ii) the Purchaser is purchasing sufficient Purchased Securities so that the aggregate acquisition cost of the Purchased Securities to the Purchaser is not less than CAD 97,000, the Purchaser is not a corporation, partnership, trust, fund, association, or any other organized group of persons created solely, or used primarily, to permit the purchase of the Purchased Securities (or other similar purchases) by a group of individuals whose individual share of the aggregate acquisition cost of the Purchased Securities is less than CAD 97,000, and the Purchaser is either:

                      (A) purchasing the Purchased Securities as principal and no other person, corporation, firm or other organization will have a beneficial interest in the Purchased Securities;

                      (B) if not purchasing the Purchased Securities as principal, is Deemed to be Acting as a Principal and the aggregate acquisition cost of the Purchased Securities purchased for all the accounts managed by it is not less than CAD 97,000; or

                      (C) if not purchasing the Purchased Securities as principal, is Deemed to be Acting as a Principal and each of the disclosed principals is purchasing sufficient Purchased Securities so that the aggregate acquisition cost of the Purchased Securities to the Purchaser is not less than CAD 97,000, the Purchaser is not a corporation, partnership, trust, fund, association, or any other organized group of persons created solely, or used primarily, to permit the purchase of the Purchased Securities (or other similar purchases) by a group of individuals whose individual share of the aggregate acquisition cost of the Purchased Securities is less than CAD 97,000;

        (e) the Purchaser acknowledges that the Securities will be subject to restrictions on resale until six months have elapsed from the date of issue of the Purchased Securities;

        (f) the Purchaser is not a person, company or combination of persons or companies that is a "control person" of the Issuer as defined in the Applicable Legislation, will not become a "control person" by virtue of this purchase of any of the Securities, and does not intend to act in concert with any other person to form a control group of the Issuer;

        (g)    the Purchaser acknowledges that:

               (i) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

               (ii) there is no government or other insurance covering the Securities;

               (iii) there are risks associated with the purchase of the Securities;

               (iv) there are restrictions on the Purchaser's ability to resell the Securities and it is the responsibility of the Purchaser to find out what those restrictions are and to comply with them before selling the Securities; and

               (v) the Issuer has advised the Purchaser that the Issuer is relying on an exemption from the requirements to provide the Purchaser with a prospectus and to sell securities through a person registered to sell securities under the Applicable Legislation and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by the Applicable Legislation, including statutory rights of rescission or damages, will not be available to the Purchaser;

        (h) this subscription has not been solicited in any other manner contrary to the Applicable Legislation;

        (i) the Purchaser is at arm's length (as that term is customarily defined) with the Issuer;

        (j) the Purchaser acknowledges that the Securities are subject to restrictions on trading in British Columbia and Ontario as described in the section headed "Legends" on page 3;

        (k) the Purchaser acknowledges that the Securities have not been registered under the U.S. Securities Act and may not be offered or sold unless registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available;

        (l) the Purchaser acknowledges that the Issuer will use its commercially reasonable efforts to obtain a final receipt for a Prospectus in British Columbia and Ontario and to procure the effectiveness of a Registration Statement in the U.S. within 90 days of the Closing;

        (m) the Purchaser (or others for whom it is contracting hereunder) has been advised to consult its own legal and tax advisors with respect to applicable resale restrictions and tax considerations, and it (or others for whom it is contracting hereunder) is solely responsible for compliance with applicable resale restrictions and applicable tax legislation;

        (n) the Purchaser has no knowledge of a "material fact" or "material change" (as those terms are defined in the Applicable Legislation) in the affairs of the Issuer that has not been generally disclosed to the public, save knowledge of this particular transaction;

        (o) the offer made by this subscription is irrevocable (subject to the Purchaser's right to withdraw the subscription and to terminate the obligations as set out in this Agreement) and requires acceptance by the Issuer and approval of the TSE;

        (p) the Purchaser has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant to the Subscription Agreement and, if the Purchaser is a corporation it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been given to authorize execution of this Agreement on behalf of the Purchaser;

        (q) the entering into of this Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Purchaser or of any agreement, written or oral, to which the Purchaser may be a party or by which the Purchaser is or may be bound;

        (r) this Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding agreement of the Purchaser enforceable against the Purchaser;

        (s) the Purchaser has been independently advised as to the applicable hold period imposed in respect of the Securities by securities legislation in the jurisdiction in which the Purchaser resides and confirms that no representation has been made respecting the applicable hold periods for the Securities and is aware of the risks and other characteristics of the Securities and of the fact that the Purchaser may not be able to resell the Securities except in accordance with the applicable securities legislation and regulatory policies;

        (t) the Purchaser, and any beneficial purchaser for whom the Purchaser is acting, is resident in the province or jurisdiction set out on the first (cover) page of this Agreement;

        (u) the Purchaser is capable of assessing the proposed investment as a result of the Purchaser's financial experience or as a result of advice received from a registered person other than the Issuer or any affiliates of the Issuer;

        (v) if required by applicable securities legislation, policy or order or by any securities commission, stock exchange or other regulatory authority, the Purchaser will execute, deliver, file and otherwise assist the Issuer in filing, such reports, undertakings and other documents with respect to the issue of the Securities as may be required;

        (w) the Purchaser acknowledges that the Agent or Canaccord Europe will receive a commission, agent's warrants,a corporate finance fee and an administration fee from the Issuer in connection with this Private Placement;

        (x) the Purchaser will not conduct hedging transactions involving the Shares unless in compliance with the Applicable Legislation;

        (y) the Purchaser acknowledges that the Issuer will refuse, and has instructed its transfer agent to refuse, to register any transfers of the Purchased Securities or the underlying Shares, Warrants or Warrants Shares unless such transfer is made in accordance with regulations pursuant to, or registration under, the Applicable Legislation (including the U.S. Securities Act) or pursuant to an available exemption from such registration.

2.2            RELIANCE, INDEMNITY AND NOTIFICATION OF CHANGES

The representations and warranties in the Subscription Agreement (including the first (cover) page, the Terms on pages 2 to 4, the General Provisions on pages 12 to 19 and the other schedules and appendixes incorporated by reference) are made by the Purchaser with the intent that they be relied upon by the Issuer and the Agent in determining its suitability as a purchaser of Purchased Securities, and the Purchaser hereby agrees to indemnify the Issuer and the Agent against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur as a result of reliance thereon. The Purchaser undertakes to notify the Issuer and the Agent immediately of any change in any representation, warranty or other information relating to the Purchaser set forth in the Subscription Agreement (including the first (cover) page, the Terms on pages 2 to 4, the General Provisions on pages 12 to 19 and the other schedules and appendixes incorporated by reference) which takes place prior to the Closing.

2.3            SURVIVAL OF REPRESENTATIONS AND WARRANTIES

The representations and warranties contained in this Section will survive the Closing.

3.             REPRESENTATIONS AND WARRANTIES OF THE ISSUER

3.1            INCORPORATION BY REFERENCE FROM AGENCY AGREEMENT

The Issuer hereby makes in favour of the Purchaser the representations and warranties of the Issuer contained in the Agency Agreement. The Issuer will provide to the Purchaser, promptly on request and without charge, an extract from the Agency Agreement certified by an officer of the Issuer as a true extract of the representations and warranties contained in the Agency Agreement.

3.2            SURVIVAL OF REPRESENTATIONS AND WARRANTIES

The representations and warranties contained in this Section will survive the Closing.

3.3            EXCLUSION OF LIABILITY OF AGENT

The Purchaser acknowledges that the Agent is acting as an agent in this transaction and that all warranties, conditions, representations or stipulations, other than those relating solely to the Agent, whether express or implied and whether arising hereunder or under prior agreement or statement or by statute or at common law are expressly those of the Issuer. The Purchaser acknowledges that no information or representation concerning the Issuer has been provided to the Purchaser by the Issuer, the Agent or Canaccord Europe other than those contained in the Subscription Agreement and the Agency Agreement and that the Purchaser is relying entirely upon the Subscription Agreement and the Agency Agreement. Any information given or statement made is given or made without liability or responsibility howsoever arising on the part of the Agent or Canaccord Europe. No person in the employment of, or acting as agent of, the Agent or Canaccord Europe has any authority to make or give any representation or warranty whatsoever in relation to the Issuer or the Securities. Any information given or statement made is given or made without liability or responsibility howsoever arising on the part of the Agent or Canaccord Europe, and the Purchaser hereby releases the Agent and Canaccord Europe from any claims that may arise in respect of any such information given or statement made.

4.             WITHDRAWAL OF SUBSCRIPTION AND CONTRACTUAL RIGHTS

The Purchaser reserves the right to withdraw this subscription and to terminate its obligations hereunder at any time before Closing if the Agent terminates its obligations with respect to the Private Placement under the Agency Agreement and hereby appoints the Agent as its agent for the purpose of notifying the Issuer of the withdrawal or termination of this subscription.

If the Purchaser, who acquires Shares and Warrants on the deemed exercise of the Purchased Securities purchased by it, is or becomes entitled under the Applicable Legislation to the remedy of rescission by reason of the Prospectus or any amendment thereto containing a misrepresentation, the Purchaser will be entitled to rescission not only of the Purchaser's exercise of such Purchased Securities, but also of its subscription hereunder, and will be entitled in connection with such rescission to a full refund from the Issuer of all consideration paid to the Issuer on acquisition of such Purchased Securities. The foregoing is in addition to any other right or remedy available to the Purchaser under the Applicable Legislation or otherwise at law.

5.             CLOSING

5.1 The Purchaser acknowledges that there is a risk that insufficient funds may be raised on the Closing to fund the Issuer's business objectives.

5.2 On or before the end of the fifth business day before the Closing Date, the Purchaser will deliver to the Issuer or the Agent the Subscription Agreement and all applicable schedules and required forms, duly executed, and payment in full for the total price of the Purchased Securities to be purchased by the Purchaser.

5.3 At Closing, the Issuer will deliver to the Agent the certificates representing the Purchased Securities purchased by the Purchaser registered in the name of the Purchaser or its nominee.

6.             INDEMNITY IN CONNECTION WITH REGISTRATION STATEMENT

The Purchaser hereby indemnifies the Issuer, its affiliates, any person who signed the Registration Statement, and their respective officers, directors and control persons against all such losses, claims, damages, liabilities and expenses (including but not limited to reasonable expenses incurred in investigating, preparing and defending against any claim) insofar as they arise out of or are based upon or are caused by any untrue statement or alleged untrue statement or any omission or alleged omission based on written information furnished to the Issuer by or on behalf of the Purchaser for the inclusion in any Registration Statement or prospectus (and any amendments or supplements thereto).

7.             MISCELLANEOUS

7.1 The Purchaser was introduced to the Issuer by the Agent or Canaccord Europe under the terms of the Agency Agreement.

7.2 The Purchaser agrees to sell, assign or transfer the Securities only in accordance with the requirements of Applicable Legislation and any legends placed on the Securities as contemplated by the Subscription Agreement.

7.3 The Purchaser hereby irrevocably authorizes the Agent, in its sole discretion:

        (a) to act as the Purchaser's representative at the Closing, to receive certificates for Purchased Securities subscribed for and to execute in its name and on its behalf all closing receipts and documents required; and

        (b) to waive, in whole or in part, any representations, warranties, covenants or conditions for the benefit of the Purchaser contained in the Subscription Agreement or in any agreement or document ancillary or related to the Private Placement.

7.4 The Purchaser hereby authorizes the Issuer to correct any minor errors in, or complete any minor information missing from any part of the Subscription Agreement and any other schedules, forms, certificates or documents executed by the Purchaser and delivered to the Issuer in connection with the Private Placement.

7.5 The Issuer and the Agent will be entitled to rely on delivery by fax machine of an executed copy of this subscription, and acceptance by the Issuer of such faxed copy will be equally effective to create a valid and binding agreement between the Purchaser and the Issuer in accordance with the terms of the Subscription Agreement.

7.6 Without limitation, this subscription and the transactions contemplated hereby are conditional upon and subject to the Issuer receiving the approval of the TSE and the AMEX to this subscription and the transactions contemplated hereby.

7.7 This agreement is not assignable or transferable by the parties hereto without the express written consent of the other party to this Agreement.

7.8 Time is of the essence of this Agreement and will be calculated in accordance with the provisions of the Interpretation Act (British Columbia).

7.9 Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the Securities and there are no other terms, conditions, representations or warranties whether expressed, implied, oral or written, by statute, by common law, by the Issuer, by the Agent, or by anyone else.

7.10 The parties to this Agreement may amend this Agreement only in writing.

7.11 This Agreement enures to the benefit of and is binding upon the parties to this Agreement and their successors and permitted assigns.

7.12 A party to this Agreement will give all notices to or other written communications with the other party to this Agreement concerning this Agreement by hand or by registered mail addressed to the address given above.

7.13 This Agreement is to be read with all changes in gender or number as required by the context.

7.14 This Agreement will be governed by and construed in accordance with the internal laws of British Columbia (without reference to its rules governing the choice or conflict of laws), and the parties hereto irrevocably attorn and submit to the exclusive jurisdiction of the courts of British Columbia with respect to any dispute related to this Agreement.


                            END OF GENERAL PROVISIONS

                          END OF SUBSCRIPTION AGREEMENT

                            INSTRUCTIONS TO PURCHASER

   1. Complete all the information in the boxes on page 1 and sign where indicated with an "X".

   2. Complete the certification that starts on page 5 and sign where indicated with an "X" on page 7.

   3. Complete the Toronto Stock Exchange private placement questionnaire and undertaking that starts on page 10 and sign where indicated with an "X" on page 11.

 THIS IS PAGE 1 OF 16 PAGES OF A SUBSCRIPTION AGREEMENT AND RELATED APPENDIXES,
          SCHEDULES AND FORMS. COLLECTIVELY, THESE PAGES TOGETHER ARE
                   REFERRED TO AS THE"SUBSCRIPTION AGREEMENT".

                    PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
                       (UNITED STATES AND OUTSIDE CANADA)

TO:     GENETRONICS BIOMEDICAL CORPORATION (the "Issuer"),
        San Diego, California, U.S.A.

Subject and pursuant to the terms set out in the Terms on pages 2 to 4, the General Provisions on pages 10 to 16 and the other schedules and appendixes incorporated by reference, the undersigned (the "Purchaser") hereby irrevocably subscribes for, and on Closing will purchase from the Issuer, the following securities at the following price:

================================================================================

  ___________________________________________________________ Special Warrants

  USD 0.45 per Special Warrant for a total purchase price of USD _____________

  The Purchaser holds the following securities of the Issuer:

  ____________________________________________________________________________

================================================================================

The Purchaser directs the Issuer to issue, register and deliver the certificates representing the Purchased Securities as follows:

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
REGISTRATION INSTRUCTIONS:                        DELIVERY INSTRUCTIONS:

_________________________________________         _________________________________________
Name to appear on certificate                     Name and account reference, if applicable

_________________________________________         _________________________________________
Account reference, if applicable                  Contact name

_________________________________________         _________________________________________
Address                                           Address

_________________________________________         _________________________________________
                                                  Telephone number

------------------------------------------------------------------------------------------

  EXECUTED by the Purchaser this _______ day of _____________, 2001.

------------------------------------------------------------------------------------------

WITNESS:                                          EXECUTION BY PURCHASER:

_________________________________________         X __________________________________________
Signature of witness                              Signature of individual (if Purchaser IS an
                                                  individual)
_________________________________________         X __________________________________________
Name of witness                                   Authorized signatory (if Purchaser is NOT an
                                                  individual)

_________________________________________         ____________________________________________
Address of witness                                Name of Purchaser (PLEASE PRINT)

_________________________________________         ____________________________________________
                                                  Name of authorized signatory (PLEASE PRINT)

ACCEPTED this ___ day of _________, 2001.
                                                  ____________________________________________
GENETRONICS BIOMEDICAL CORPORATION                Address of Purchaser (residence if an
Per:                                              individual)

_________________________________________
Authorized signatory

------------------------------------------------------------------------------------------

By signing this acceptance, the Issuer agrees to be bound by the Terms on pages 2 to 4, the General Provisions on pages 1 to 8 and the other schedules and appendixes incorporated by reference.

SUBSCRIPTION AGREEMENT (WITH RELATED                          PAGE 2 OF 16 PAGES
APPENDIXES, SCHEDULES AND FORMS)



                                      TERMS

THE REFERENCE DATE OF THIS         November 1, 2001
AGREEMENT (THE "AGREEMENT DATE")

                                   THE OFFERING

THE ISSUER                         Genetronics Biomedical Corporation

THE AGENT                          Canaccord Capital Corporation (which,
                                   together with any sub-agents, is referred to
                                   as the "Agent") has agreed to purchase the
                                   Special Warrants of the Issuer that are not
                                   sold to purchasers upon the terms and
                                   conditions of an agency agreement dated for
                                   reference the Agreement Date (the "Agency
                                   Agreement").

THE "OFFERING"                     The offering consists of an aggregate of
                                   5,212,494 non-transferable (except by the
                                   Agent to transferees in accordance with the
                                   Applicable Legislation) special warrants (the
                                   "Special Warrants") at USD 0.45 per Special
                                   Warrant for proceeds of USD 2,345,622.30.
                                   Each Special Warrant is exercisable without
                                   additional payment to acquire one common
                                   share (the "Shares") and one half share
                                   purchase warrant (the "Warrants"). Each whole
                                   Warrant may be exercised within 18 months
                                   from the date of issuance to acquire one
                                   common share of the Issuer (the "Warrant
                                   Shares") at a price of USD 0.75 per share.

PROSPECTUS AND CONVERSION RATE     The Issuer will use its commercially
INCREASE                           reasonable efforts to ensure that the Special
                                   Warrants and the underlying Shares and
                                   Warrant Shares will be qualified by a
                                   prospectus in Canada (the "Prospectus") and
                                   the resale of the Shares and Warrant Shares
                                   by the initial purchasers of the Special
                                   Warrants will be the subject of a
                                   registration statement in the U.S. (the
                                   "Registration Statement") (the day on which
                                   final receipt for the Prospectus is received
                                   by the Issuer and on which the Registration
                                   Statement becomes effective or, if different,
                                   the later of such dates, being the
                                   "Qualification Date"). The Issuer will use
                                   its commercially reasonable efforts to have
                                   the Qualification Date occur within 90 days
                                   of the Closing (the "Closing") of this
                                   Offering. If the Qualification Date does not
                                   occur within 90 days of Closing and if the
                                   Purchaser has provided to the Issuer all of
                                   the information required of them by the
                                   Issuer to permit the Issuer to file the
                                   Registration Statement, the Purchaser will
                                   receive a refund of 20% of the total purchase
                                   price paid for the Special Warrants.

ADDITIONAL PROVISIONS IN RESPECT   Each Special Warrant may be exercised by the
OF THE SPECIAL WARRANTS            Purchasers in whole or in part at any time
                                   after each Closing. If, however, the Special
                                   Warrants are exercised prior to the day on
                                   which a final receipt for the Prospectus is
                                   received by the Issuer, the Shares and
                                   Warrant Shares underlying the Special
                                   Warrants and Warrants, respectively, may not
                                   be traded in British Columbia for a period of
                                   six months from Closing and may not be traded
                                   in Ontario for a period of one year from
                                   Closing. If the Special Warrants are
                                   exercised prior to the day on which the
                                   Registration Statement becomes effective, the
                                   Shares and Warrant Shares underlying the
                                   Special Warrants will be subject to
                                   restrictions on trading under the U.S.
                                   Securities Act until at least one year from
                                   Closing.

                                   All unexercised Special Warrants will be deemed to be exercised on that day which is the fifth business day after the day on which final receipt for the Prospectus is received by the Issuer.

PURCHASED SECURITIES               The "Purchased Securities" are Special
                                   Warrants convertible into one

SUBSCRIPTION AGREEMENT (WITH RELATED                          PAGE 3 OF 16 PAGES
APPENDIXES, SCHEDULES AND FORMS)



                                   common share and one-half share purchase warrant.

TOTAL AMOUNT                       5,212,494 Special Warrants.

PRICE                              USD 0.45 for total proceeds of USD
                                   2,345,622.30.

WARRANTS Subject to the Applicable Legislation and the rules and policies of the Toronto Stock
                                   Exchange and the American Stock Exchange, the
                                   Warrants will be non-transferable.

                                   The certificates representing the Warrants will contain, among other things, the complete provisions concerning the exercise of the Warrants and provisions for the appropriate adjustment in the class and number of the Warrant Shares issued upon conversion of the Warrants upon the occurrence of certain events, including any subdivision, consolidation or reclassification of the common shares of the Issuer, the payment of stock dividends and the merger of the Issuer.

                                   The Warrants will not restrict or prevent the Issuer from obtaining any other financing, or from issuing additional securities or rights.

SELLING JURISDICTIONS              The United States, British Columbia, Ontario
                                   and certain offshore jurisdictions outside of
                                   Canada and the United States.

"CLOSING DATE"                     November 23, 2001, or at such other date as
                                   agreed by the Issuer and the Agent.

LEGENDS The certificates representing the Securities will be endorsed with only the following legends:

                                   THE SECURITIES REPRESENTED BY THIS
                                   CERTIFICATE ARE SUBJECT TO A HOLD PERIOD AND
                                   MAY NOT BE TRADED IN BRITISH COLUMBIA UNTIL
                                   12:01 A.M. ON [DATE SIX MONTHS AND ONE DAY
                                   FROM CLOSING] OR IN ONTARIO UNTIL 12:01 A.M.
                                   ON [IN THE CASE OF THE SPECIAL WARRANTS AND
                                   WARRANTS, DATE 18 MONTHS AND ONE DAY FROM
                                   CLOSING AND, IN THE CASE OF THE UNDERLYING
                                   SHARES, DATE ONE YEAR AND ONE DAY FROM
                                   CLOSING] EXCEPT AS PERMITTED BY THE TORONTO
                                   STOCK EXCHANGE AND THE APPLICABLE SECURITIES
                                   LEGISLATION IN THOSE JURISDICTIONS.

                                   THE SECURITIES REPRESENTED HEREBY HAVE NOT
                                   BEEN REGISTERED UNDER THE U.S. SECURITIES ACT
                                   OF 1933, AS AMENDED (THE "U.S. SECURITIES
                                   ACT") OR UNDER ANY STATE SECURITIES LAWS. THE
                                   HOLDER HEREOF, BY PURCHASING SUCH SECURITIES,
                                   AGREES FOR THE BENEFIT OF THE CORPORATION
                                   THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR
                                   OTHERWISE TRANSFERRED ONLY (A) TO THE
                                   CORPORATION, (B) PURSUANT TO AN EXEMPTION
                                   FROM REGISTRATION UNDER THE U.S. SECURITIES
                                   ACT PROVIDED BY RULE 144 THEREUNDER OR
                                   ANOTHER APPLICABLE EXEMPTION, OR (C) PURSUANT
                                   TO AN EFFECTIVE REGISTRATION STATEMENT.
                                   DELIVERY OF THIS CERTIFICATE MAY NOT
                                   CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF
                                   TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

                                          THE ISSUER

JURISDICTION OF ORGANIZATION       The Issuer is incorporated under the laws of
                                   Delaware.

SUBSCRIPTION AGREEMENT (WITH RELATED                          PAGE 4 OF 16 PAGES
APPENDIXES, SCHEDULES AND FORMS)



AUTHORIZED AND OUTSTANDING         The authorized capital of the Issuer is
CAPITAL                            100,000,000 shares of common stock with a par
                                   value of $0.001 per share and 10,000,000
                                   shares of preferred stock with a par value of
                                   $0.01 per share. As of October 1, 2001, the
                                   issued capital of the Issuer is 33,759,968
                                   shares of common stock.

STOCK EXCHANGE LISTINGS            Shares of the Issuer are listed on the
                                   Toronto Stock Exchange (the "TSE") and the
                                   American Stock Exchange ("AMEX")

"SECURITIES LEGISLATION            The Securities Act (Ontario), R.S.O. 1990, c.
APPLICABLE TO THE ISSUER" OR       S.5, as amended (the "Ontario Act") (pursuant
"APPLICABLE LEGISLATION"           to which the Issuer is a "reporting issuer"),
                                   the Securities Act, R.S.B.C. 1996, c. 418, as
                                   amended (the "B.C. Act") (pursuant to which
                                   the Issuer is a "reporting issuer"), and the
                                   U.S. Securities Act of 1933, as amended (the
                                   "U.S. Securities Act") (to the extent that
                                   the U.S. Securities Act is applicable on the
                                   issuance of securities to U.S. Persons or to
                                   non-U.S. Persons under Regulation D, all of
                                   which terms are terms are defined below),
                                   together with the regulations and rules made
                                   and promulgated thereunder and all
                                   administrative policy statements, blanket
                                   orders and rulings, notices, and other
                                   administrative directions issued by the
                                   Commissions (as defined below), along with
                                   the rules and policies of the TSE (the "TSE
                                   Policies") and the rules and policies of the
                                   AMEX (the "AMEX Policies").

"APPLICABLE EXEMPTIONS"            The Offering is being made in accordance with
                                   the exemptions from, or the non-applicability
                                   of, the registration and prospectus
                                   requirements (the "Applicable Exemptions") of
                                   the Applicable Legislation as provided in an
                                   Interpretation Note regarding "offshore"
                                   distributions published by the Ontario
                                   Securities Commission, BCI 72-503 of the B.C.
                                   Securities Commission, sections 35(1)(5) and
                                   72(1)(d) of the Ontario Act, sections
                                   45(1)(5) and 74(2)(4) of the B.C. Act and
                                   Regulation D of the U.S. Securities Act.

                                  END OF TERMS

SUBSCRIPTION AGREEMENT (WITH RELATED                          PAGE 5 OF 16 PAGES
APPENDIXES, SCHEDULES AND FORMS)



                CERTIFICATION FOR U.S. SECURITIES LAW COMPLIANCE

(Capitalized terms not specifically defined in this Certification have the meaning ascribed to them in the Subscription Agreement to which this Schedule is attached.)

In connection with the execution of the Subscription Agreement to which this
Schedule is attached, the Purchaser represents and warrants to the Issuer that:

  (a) It has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Purchased Securities and it is able to bear the economic risk of loss of its entire investment.

  (b) The Issuer has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the Offering and it has had access to such information concerning the Issuer as it has considered necessary or appropriate in connection with its investment decision to acquire the Purchased Securities.

  (c) It is acquiring the Purchased Securities for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Purchased Securities in violation of the United States securities laws.

  (d) It understands the Purchased Securities have not been and will not be registered under the U.S. Securities Act of 1933, as amended (the "1933 Act") or the securities laws of any state of the United States and that the sale contemplated hereby is being made in reliance on an exemption from such registration requirements. It further understands that, while the Issuer has agreed to use its best efforts to file a registration statement in respect of the Purchaser's resale of the Shares and the Warrant Shares (the "Registration Statement"), in compliance with the U.S. Securities Act with the United States Securities and Exchange Commission, and to have the Registration Statement declared effective, there can be no assurance the Issuer will be able to do so. It also understands that it will be required to furnish certain information about it and its holdings of the Issuer's shares as part of the information that will be included in the Registration Statement.

  (e) It satisfies one or more of the categories indicated below (please initial the appropriate lines):

        ____ Category 1.     An organization described in Section 501(c)(3) of
                             the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Purchased Securities, with total assets in excess of USD 5,000,000;

        ____ Category 2.     A natural person whose individual net worth, or
                             joint net worth with that person's spouse, at the date of this Certification exceeds USD 1,000,000;

        ____ Category 3.     A natural person who had an individual income in
                             excess of USD 200,000 in each of the two most recent years or joint income with that person's spouse in excess of USD 300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

        ____ Category 4.     A trust that (a) has total assets in excess of USD
                             5,000,000, (b) was not formed for the specific purpose of acquiring the Purchased Securities and
                             (c) is directed in its purchases of securities by a person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in the Purchased Securities;

        ____ Category 5.     An investment company registered under the
                             Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

        ____ Category 6.     A Small Business Investment Company licensed by the
                             U.S. Small Business Administration under Section
                             301(c) or (d) of the Small Business Investment Act of 1958;

SUBSCRIPTION AGREEMENT (WITH RELATED                          PAGE 6 OF 16 PAGES
APPENDIXES, SCHEDULES AND FORMS)



        ____ Category 7.     A private business development company as defined
                             in Section 202(a)(22) of the Investment Advisors
                             Act of 1940; or

        ____ Category 8.     An entity in which all of the equity owners satisfy
                             the requirements of one or more of the foregoing categories.

  (f) It has not purchased the Purchased Securities as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or other form of telecommunications, including electronic display, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

  (g) If it decides to offer, sell or otherwise transfer any of the Purchased Securities or the underlying Shares, Warrants or Warrant Shares, it will not offer, sell or otherwise transfer any of such securities directly or indirectly, unless:

         (i)   the sale is to the Issuer;

        (ii) the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

        (iii) the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder and in accordance with any applicable state securities or "blue sky" laws;

        (iv) the Purchased Securities are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and it has prior to such sale furnished to the Issuer an opinion of counsel reasonably satisfactory to the Issuer to the effect that such transaction does not require registration; or

        (v) the sale is made pursuant to an effective registration statement filed under the U.S. Securities Act.

   (h) The Purchased Securities and the underlying Shares, Warrants and Warrant Shares are "restricted securities" as that term is defined in the U.S. Securities Act, and the certificates representing the Purchased Securities and the Shares, Warrants and Warrant Shares issued upon conversion of the Purchased Securities, as well as all certificates issued in exchange for or in substitution of the foregoing, until such time as is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws, will bear, on the face of such certificate, a legend in substantially the following form:

               THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER OR ANOTHER APPLICABLE EXEMPTION, OR (C) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

   (i) It understands and agrees that there may be material tax consequences to the Purchaser of an acquisition or disposition of the Securities. The Issuer gives no opinion and makes no representation with respect to the tax consequences to the Purchaser under United States, state, local or foreign tax law of the undersigned's acquisition or disposition of such Securities.

SUBSCRIPTION AGREEMENT (WITH RELATED                          PAGE 7 OF 16 PAGES
APPENDIXES, SCHEDULES AND FORMS)



  (j) It understands and agrees that the financial statements of the Issuer have been prepared in accordance with Canadian generally accepted accounting principles with a reconciliation to United States generally accepted accounting principles.

  (k) It consents to the Issuer making a notation on its records or giving instructions to any transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described in this Certification and the Subscription Agreement.

Dated _______________ 2001.

                                    X __________________________________________
                                    Signature of individual (if Purchaser IS an individual)

                                    X __________________________________________
                                    Authorized signatory (if Purchaser is NOT an individual)

                                    ____________________________________________
                                    Name of Purchaser (PLEASE PRINT)

                                    ____________________________________________
                                    Name of authorized signatory (PLEASE PRINT)

                                    ____________________________________________
                                    Official capacity of authorized signatory
                                    (PLEASE PRINT)

SUBSCRIPTION AGREEMENT (WITH RELATED                          PAGE 8 OF 16 PAGES
APPENDIXES, SCHEDULES AND FORMS)



                           THE TORONTO STOCK EXCHANGE

                 PRIVATE PLACEMENT QUESTIONNAIRE AND UNDERTAKING

To be completed by each proposed private placement purchaser of listed securities or securities which are convertible into listed securities.

                                  QUESTIONNAIRE

1.             DESCRIPTION OF TRANSACTION

        (a)    Name of issuer of the securities (the "Issuer")

               Genetronics Biomedical Corporation

        (b)    Number and class of securities to be purchased

    ____________________ Special Warrants; each Special Warrant is exercisable without additional payment to acquire one common share (the "Shares") and one half share purchase warrant (the "Warrants"); each whole Warrant may be exercised within 18 months from the date of issuance to the Purchaser to acquire one common share of the Issuer (the "Warrant Shares") at a price of USD 0.75 per share.

        (c)    Purchase price

               USD 0.45 per Special Warrant


2.             DETAILS OF PURCHASER

        (a)    Name of purchaser

               _________________________________________________________________

        (b)    Address

               _________________________________________________________________

               _________________________________________________________________

        (c) Names and addresses of persons having a greater than 10% beneficial interest in the purchaser

               _________________________________________________________________

               _________________________________________________________________


3.             RELATIONSHIP TO ISSUER

        (a) Is the purchaser (or any person named in response to 2(c) above) an insider of the Issuer for the purposes of the Ontario Securities Act (before giving effect to this private placement)? If so, state the capacity in which the purchaser (or person named in response to 2(c)) qualifies as an insider

               _________________________________________________________________

SUBSCRIPTION AGREEMENT (WITH RELATED                          PAGE 9 OF 16 PAGES
APPENDIXES, SCHEDULES AND FORMS)



        (b) If the answer to (a) is "no", are the purchaser and the Issuer controlled by the same person or company? If so, give details

               _________________________________________________________________


4.             DEALINGS OF PURCHASER IN SECURITIES OF THE ISSUER

        Give details of all trading by the purchaser, as principal, in the securities of the Issuer (other than debt securities which are not convertible into equity securities), directly or indirectly, within the 60 days preceding the date hereof

        ________________________________________________________________________

        ________________________________________________________________________

                                   UNDERTAKING

TO:            The Toronto Stock Exchange

The undersigned has subscribed for and agreed to purchase, as principal, the securities described in Item 1 of this Private Placement Questionnaire and Undertaking.

The undersigned undertakes not to sell or otherwise dispose of any of the said securities so purchased or any securities derived therefrom for a period that expires on the earlier of six months from the date of the closing of the transaction herein and the issuance of a receipt by the Ontario Securities Commission for a final prospectus qualifying the distribution of the Shares and the Warrants, without the prior consent of The Toronto Stock Exchange and any other regulatory body having jurisdiction.

Dated _______________ 2001.

                                    X __________________________________________
                                    Signature of individual (if Purchaser IS an individual)

                                    X __________________________________________
                                    Authorized signatory (if Purchaser is NOT an individual)

                                    ____________________________________________
                                    Name of Purchaser (PLEASE PRINT)

                                    ____________________________________________
                                    Name of authorized signatory (PLEASE PRINT)

                                    ____________________________________________
                                    Official capacity of authorized signatory
                                    (PLEASE PRINT)

                               GENERAL PROVISIONS


1.             DEFINITIONS

1.1 In the Subscription Agreement (including the first (cover) page, the Terms on pages 2 to 4, the General Provisions on pages 1 to 8 and the other schedules and appendixes incorporated by reference), the following words have the following meanings unless otherwise indicated:

        (a)    "Agent" has the meaning assigned in the Terms;

        (b) "Applicable Legislation" means the Securities Legislation Applicable to the Issuer (as defined on page 4) and all legislation incorporated in the definition of this term in other parts of the Subscription Agreement, together with the regulations and rules made and promulgated under that legislation and all administrative policy statements, blanket orders and rulings, notices and other administrative directions issued by the Commissions;

        (c)    "Canaccord Europe" means Canaccord Capital (Europe) Limited;

        (d) "Closing" means the completion of the sale and purchase of the Purchased Securities;

        (e)    "Closing Date" has the meaning assigned in the Terms;

        (f) "Commissions" means the B.C. Securities Commission, the Ontario Securities Commission and the SEC;

        (g) "General Provisions" means those portions of the Subscription Agreement headed "General Provisions" and contained on page 1 to 8;

        (h) "Private Placement" means the offering of the Purchased Securities on the terms and conditions of the Agency Agreement and this Subscription Agreement;

        (i)    "Purchased Securities" has the meaning assigned in the Terms;

        (j) "Regulation D" means Regulation D promulgated under the U.S. Securities Act;

        (k) "Regulation S" means Regulation S promulgated under the U.S. Securities Act;

        (l)    "Regulatory Authorities" means the Commissions and the TSE;

        (m) "SEC" means the Securities and Exchange Commission of the United States;

        (n) "Securities" means the Special Warrants, the Shares, the Warrants and the Warrant Shares;

        (o) "Subscription Agreement" means the first (cover) page, the Terms on pages 2 to 4, the General Provisions on pages 1 to 8 and the other schedules and appendixes incorporated by reference;

        (p) "Terms" means those portions of the Subscription Agreement headed "Terms" and contained on page 2 to 4; and

        (q) "U.S. Securities Act" means the Securities Act of 1933 (United States of America), as amended.

1.2 In the Subscription Agreement, the following terms have the meanings defined in Regulation S: "U.S. Person" and "United States".

1.3 In the Subscription Agreement, unless otherwise specified, currencies are indicated with the ISO 4217 currency code so that United States dollars are indicated with the prefix "USD".

1.4 In the Subscription Agreement, other words and phrases that are capitalized have the meaning assigned in the Subscription Agreement.

2.             REPRESENTATIONS AND WARRANTIES OF PURCHASER

2.1            REPRESENTATIONS BY PURCHASER

The Purchaser represents and warrants to the Issuer that, as at the Agreement Date and at the Closing:

        (a) no prospectus has been filed by the Issuer with the Commissions in connection with the issuance of the Purchased Securities, the issuance is exempted from the prospectus requirements of the Applicable Legislation and:

               (i) the Purchaser is restricted from using most of the civil remedies available under the Applicable Legislation;

               (ii) the Purchaser may not receive information that would otherwise be required to be provided to the Purchaser under the Applicable Legislation; and

               (iii) the Issuer is relieved from certain obligations that would otherwise apply under the Applicable Legislation;

        (b) to the best of the Purchaser's knowledge, the Purchased Securities were not advertised;

        (c) no person has made to the Purchaser any written or oral representations:

               (i)    that any person will resell or repurchase the Securities;

               (ii) that any person will refund the purchase price of the Purchased Securities;

               (iii)  as to the future price or value of any of the Securities;
                      or

               (iv) that the Securities will be listed and posted for trading on a stock exchange or that application has been made to list and post the Securities for trading on a stock exchange, other than the TSE and AMEX;

        (d)    the Purchaser is not resident in British Columbia or Ontario;

        (e) the Purchaser is not a person, company or combination of persons or companies that is a "control person" of the Issuer as defined in the Applicable Legislation, will not become a "control person" by virtue of this purchase of any of the Securities, and does not intend to act in concert with any other person to form a control group of the Issuer;

        (f)    the Purchaser acknowledges that:

               (i) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

               (ii) there is no government or other insurance covering the Securities;

               (iii) there are risks associated with the purchase of the Securities;

               (iv) there are restrictions on the Purchaser's ability to resell the Securities and it is the responsibility of the Purchaser to find out what those restrictions are and to comply with them before selling the Securities; and

               (v) the Issuer has advised the Purchaser that the Issuer is relying on an exemption from the requirements to provide the Purchaser with a prospectus and to sell securities through a person registered to sell securities under the Applicable Legislation and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by the Applicable Legislation, including statutory rights of rescission or damages, will not be available to the Purchaser;

        (g) this subscription has not been solicited in any other manner contrary to the Applicable Legislation;

        (h) the Purchaser is at arm's length (as that term is customarily defined) with the Issuer;

        (i) the Purchaser acknowledges that the Securities are subject to restrictions on trading in British Columbia and Ontario as described in the section headed "Legends" on page 3;

        (j) the Purchaser acknowledges that the Securities have not been registered under the U.S. Securities Act and may not be offered or sold unless registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available;

        (k) the Purchaser acknowledges that the Issuer will use its commercially reasonable efforts to obtain a final receipt for a Prospectus in British Columbia and Ontario and to procure the effectiveness of a Registration Statement in the U.S. within 90 days of the Closing;

        (l) the Purchaser (or others for whom it is contracting hereunder) has been advised to consult its own legal and tax advisors with respect to applicable resale restrictions and tax considerations, and it (or others for whom it is contracting hereunder) is solely responsible for compliance with applicable resale restrictions and applicable tax legislation;

        (m) the Purchaser has no knowledge of a "material fact" or "material change" (as those terms are defined in the Applicable Legislation) in the affairs of the Issuer that has not been generally disclosed to the public, save knowledge of this particular transaction;

        (n) the offer made by this subscription is irrevocable (subject to the Purchaser's right to withdraw the subscription and to terminate the obligations as set out in this Agreement) and requires acceptance by the Issuer and approval of the TSE;

        (o) the Purchaser has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant to the Subscription Agreement and, if the Purchaser is a corporation it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been given to authorize execution of this Agreement on behalf of the Purchaser;

        (p) the entering into of this Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Purchaser or of any agreement, written or oral, to which the Purchaser may be a party or by which the Purchaser is or may be bound;

        (q) this Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding agreement of the Purchaser enforceable against the Purchaser;

        (r) the Purchaser has been independently advised as to the applicable hold period imposed in respect of the Securities by securities legislation in the jurisdiction in which the Purchaser resides and confirms that no representation has been made respecting the applicable hold periods for the Securities and is aware of the risks and other characteristics of the Securities and of the fact that the Purchaser may not be able to resell the Securities except in accordance with the applicable securities legislation and regulatory policies;

        (s) the Purchaser, and any beneficial purchaser for whom the Purchaser is acting, is resident in the state or jurisdiction set out on the first (cover) page of this Agreement;

        (t) the Purchaser is capable of assessing the proposed investment as a result of the Purchaser's financial experience or as a result of advice received from a registered person other than the Issuer or any affiliates of the Issuer;

        (u) if required by applicable securities legislation, policy or order or by any securities commission, stock exchange or other regulatory authority, the Purchaser will execute, deliver, file and otherwise assist the Issuer in filing, such reports, undertakings and other documents with respect to the issue of the Securities as may be required;

        (v) the Purchaser acknowledges that the Agent or Canaccord Europe will receive a commission, agent's warrants,a corporate finance fee and an administration fee from the Issuer in connection with this Private Placement;

        (w) the Purchaser will not conduct hedging transactions involving the Shares unless in compliance with the Applicable Legislation;

        (x) the Purchaser acknowledges that the Issuer will refuse, and has instructed its transfer agent to refuse, to register any transfers of the Purchased Securities or the underlying Shares, Warrants or Warrants Shares unless such transfer is made in accordance with regulations pursuant to, or registration under, the Applicable Legislation (including the U.S. Securities Act) or pursuant to an available exemption from such registration.

2.2            RELIANCE, INDEMNITY AND NOTIFICATION OF CHANGES

The representations and warranties in the Subscription Agreement (including the first (cover) page, the Terms on pages 2 to 4, the General Provisions on pages 1 to 8 and the other schedules and appendixes incorporated by reference) are made by the Purchaser with the intent that they be relied upon by the Issuer and the Agent in determining its suitability as a purchaser of Purchased Securities, and the Purchaser hereby agrees to indemnify the Issuer and the Agent against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur as a result of reliance thereon. The Purchaser undertakes to notify the Issuer and the Agent immediately of any change in any representation, warranty or other information relating to the Purchaser set forth in the Subscription Agreement (including the first (cover) page, the Terms on pages 2 to 4, the General Provisions on pages 1 to 8 and the other schedules and appendixes incorporated by reference) which takes place prior to the Closing.

2.3            SURVIVAL OF REPRESENTATIONS AND WARRANTIES

The representations and warranties contained in this Section will survive the Closing.

3.             REPRESENTATIONS AND WARRANTIES OF THE ISSUER

3.1            INCORPORATION BY REFERENCE FROM AGENCY AGREEMENT

The Issuer hereby makes in favour of the Purchaser the representations and warranties of the Issuer contained in the Agency Agreement. The Issuer will provide to the Purchaser, promptly on request and without charge, an extract from the Agency Agreement certified by an officer of the Issuer as a true extract of the representations and warranties contained in the Agency Agreement.

3.2            SURVIVAL OF REPRESENTATIONS AND WARRANTIES

The representations and warranties contained in this Section will survive the Closing.

3.3            EXCLUSION OF LIABILITY OF AGENT

The Purchaser acknowledges that the Agent is acting as an agent in this transaction and that all warranties, conditions, representations or stipulations, other than those relating solely to the Agent, whether express or implied and whether arising hereunder or under prior agreement or statement or by statute or at common law are expressly those of the Issuer. The Purchaser acknowledges that no information or representation concerning the Issuer has been provided to the Purchaser by the Issuer, the Agent or Canaccord Europe other than those contained in the Subscription Agreement and the Agency Agreement and that the Purchaser is relying entirely upon the Subscription Agreement and the Agency Agreement. Any information given or statement made is given or made without liability or responsibility howsoever arising on the part of the Agent or Canaccord Europe. No person in the employment of, or acting as agent of, the Agent or Canaccord Europe has any authority to make or give any representation or warranty whatsoever in relation to the Issuer or the Securities. Any information given or statement made is given or made without liability or responsibility howsoever arising on the part of the Agent or Canaccord Europe, and the Purchaser hereby releases the Agent and Canaccord Europe from any claims that may arise in respect of any such information given or statement made.

4.             WITHDRAWAL OF SUBSCRIPTION AND CONTRACTUAL RIGHTS

The Purchaser reserves the right to withdraw this subscription and to terminate its obligations hereunder at any time before Closing if the Agent terminates its obligations with respect to the Private Placement under the Agency Agreement and hereby appoints the Agent as its agent for the purpose of notifying the Issuer of the withdrawal or termination of this subscription.

If the Purchaser, who acquires Shares and Warrants on the deemed exercise of the Purchased Securities purchased by it, is or becomes entitled under the Applicable Legislation to the remedy of rescission by reason of the Prospectus or any amendment thereto containing a misrepresentation, the Purchaser will be entitled to rescission not only of the Purchaser's exercise of such Purchased Securities, but also of its subscription hereunder, and will be entitled in connection with such rescission to a full refund from the Issuer of all consideration paid to the Issuer on acquisition of such Purchased Securities. The foregoing is in addition to any other right or remedy available to the Purchaser under the Applicable Legislation or otherwise at law.

5.             CLOSING

5.1 The Purchaser acknowledges that there is a risk that insufficient funds may be raised on the Closing to fund the Issuer's business objectives.

5.2 On or before the end of the fifth business day before the Closing Date, the Purchaser will deliver to the Issuer or the Agent the Subscription Agreement and all applicable schedules and required forms, duly executed, and payment in full for the total price of the Purchased Securities to be purchased by the Purchaser.

5.3 At Closing, the Issuer will deliver to the Agent the certificates representing the Purchased Securities purchased by the Purchaser registered in the name of the Purchaser or its nominee.

6.             INDEMNITY IN CONNECTION WITH REGISTRATION STATEMENT

The Purchaser hereby indemnifies the Issuer, its affiliates, any person who signed the Registration Statement, and their respective officers, directors and control persons against all such losses, claims, damages, liabilities and expenses (including but not limited to reasonable expenses incurred in investigating, preparing and defending against any claim) insofar as they arise out of or are based upon or are caused by any untrue statement or alleged untrue statement or any omission or alleged omission based on written information furnished to the Issuer by or on behalf of the Purchaser for the inclusion in any Registration Statement or prospectus (and any amendments or supplements thereto).

7.             MISCELLANEOUS

7.1 The Purchaser was introduced to the Issuer by the Agent or Canaccord Europe under the terms of the Agency Agreement.

7.2 The Purchaser agrees to sell, assign or transfer the Securities only in accordance with the requirements of Applicable Legislation and any legends placed on the Securities as contemplated by the Subscription Agreement.

7.3 The Purchaser hereby irrevocably authorizes the Agent, in its sole discretion:

        (a) to act as the Purchaser's representative at the Closing, to receive certificates for Purchased Securities subscribed for and to execute in its name and on its behalf all closing receipts and documents required; and

        (b) to waive, in whole or in part, any representations, warranties, covenants or conditions for the benefit of the Purchaser contained in the Subscription Agreement or in any agreement or document ancillary or related to the Private Placement.

7.4 The Purchaser hereby authorizes the Issuer to correct any minor errors in, or complete any minor information missing from any part of the Subscription Agreement and any other schedules, forms, certificates or documents executed by the Purchaser and delivered to the Issuer in connection with the Private Placement.

7.5 The Issuer and the Agent will be entitled to rely on delivery by fax machine of an executed copy of this subscription, and acceptance by the Issuer of such faxed copy will be equally effective to create a valid and binding agreement between the Purchaser and the Issuer in accordance with the terms of the Subscription Agreement.

7.6 Without limitation, this subscription and the transactions contemplated hereby are conditional upon and subject to the Issuer receiving the approval of the TSE and the AMEX to this subscription and the transactions contemplated hereby.

7.7 This agreement is not assignable or transferable by the parties hereto without the express written consent of the other party to this Agreement.

7.8 Time is of the essence of this Agreement and will be calculated in accordance with the provisions of the Interpretation Act (British Columbia).

7.9 Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the Securities and there are no other terms, conditions, representations or warranties whether expressed, implied, oral or written, by statute, by common law, by the Issuer, by the Agent, or by anyone else.

7.10 The parties to this Agreement may amend this Agreement only in writing.

7.11 This Agreement enures to the benefit of and is binding upon the parties to this Agreement and their successors and permitted assigns.

7.12 A party to this Agreement will give all notices to or other written communications with the other party to this Agreement concerning this Agreement by hand or by registered mail addressed to the address given above.

7.13 This Agreement is to be read with all changes in gender or number as required by the context.

7.14           This Agreement will be governed by and construed in accordance with the internal laws of British Columbia (without reference to its rules governing the choice or conflict of laws), and the parties hereto irrevocably attorn and submit to the exclusive jurisdiction of the courts of British Columbia with respect to any dispute related to this Agreement.


                            END OF GENERAL PROVISIONS

                          END OF SUBSCRIPTION AGREEMENT

                            INSTRUCTIONS TO PURCHASER

   1. Complete all the information in the boxes on page 1 and sign where indicated with an "X".

   2. Complete the certification that starts on page 5 and sign where indicated with an "X" on page 7.

   3. Complete the Toronto Stock Exchange private placement questionnaire and undertaking that starts on page 10 and sign where indicated with an "X" on page 11.

 THIS IS PAGE 1 OF 16 PAGES OF A SUBSCRIPTION AGREEMENT AND RELATED APPENDIXES,
          SCHEDULES AND FORMS. COLLECTIVELY, THESE PAGES TOGETHER ARE
                   REFERRED TO AS THE "SUBSCRIPTION AGREEMENT".

                    PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
                       (UNITED STATES AND OUTSIDE CANADA)

TO:     GENETRONICS BIOMEDICAL CORPORATION (the "Issuer"),
        San Diego, California, U.S.A.

Subject and pursuant to the terms set out in the Terms on pages 2 to 4, the General Provisions on pages 1 to 8 and the other schedules and appendixes incorporated by reference, the undersigned (the "Purchaser") hereby irrevocably subscribes for, and on Closing will purchase from the Issuer, the following securities at the following price:

================================================================================

  ___________________________________________________________ Special Warrants

  USD 0.50 per Special Warrant for a total purchase price of USD _____________

  The Purchaser holds the following securities of the Issuer:

  ____________________________________________________________________________

================================================================================

The Purchaser directs the Issuer to issue, register and deliver the certificates representing the Purchased Securities as follows:

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
REGISTRATION INSTRUCTIONS:                        DELIVERY INSTRUCTIONS:

_________________________________________         _________________________________________
Name to appear on certificate                     Name and account reference, if applicable

_________________________________________         _________________________________________
Account reference, if applicable                  Contact name

_________________________________________         _________________________________________
Address                                           Address

_________________________________________         _________________________________________
                                                  Telephone number

------------------------------------------------------------------------------------------

  EXECUTED by the Purchaser this _______ day of _____________, 2001.

------------------------------------------------------------------------------------------

WITNESS:                                          EXECUTION BY PURCHASER:

_________________________________________         X __________________________________________
Signature of witness                              Signature of individual (if Purchaser IS an
                                                  individual)
_________________________________________         X __________________________________________
Name of witness                                   Authorized signatory (if Purchaser is NOT an
                                                  individual)

_________________________________________         ____________________________________________
Address of witness                                Name of Purchaser (PLEASE PRINT)

_________________________________________         ____________________________________________
                                                  Name of authorized signatory (PLEASE PRINT)

ACCEPTED this ___ day of _________, 2001.
                                                  ____________________________________________
GENETRONICS BIOMEDICAL CORPORATION                Address of Purchaser (residence if an
Per:                                              individual)

_________________________________________
Authorized signatory

------------------------------------------------------------------------------------------

By signing this acceptance, the Issuer agrees to be bound by the Terms on pages 2 to 4, the General Provisions on pages 1 to 8 and the other schedules and appendixes incorporated by reference.

SUBSCRIPTION AGREEMENT (WITH RELATED                          PAGE 2 OF 16 PAGES
APPENDIXES, SCHEDULES AND FORMS)



                                      TERMS

THE REFERENCE DATE OF THIS         October 1, 2001
AGREEMENT (THE "AGREEMENT DATE")


                                   THE OFFERING

THE ISSUER                         Genetronics Biomedical Corporation

THE AGENT                          The offering is made on a commercially
                                   reasonable efforts basis by Canaccord Capital
                                   (Europe) Limited (which, together with any
                                   sub-agents, is referred to as the "Agent")
                                   under an agency agreement dated for reference
                                   the Agreement Date (the "Agency Agreement").

THE "OFFERING"                     The offering consists of up to an aggregate
                                   of 4,389,468 non-transferable special
                                   warrants (the "Special Warrants") at USD 0.50
                                   per Special Warrant for proceeds of up to USD
                                   2,194,734. Each Special Warrant is
                                   exercisable without additional payment to
                                   acquire one common share (the "Shares") and
                                   one half share purchase warrant (the
                                   "Warrants"). Each whole Warrant may be
                                   exercised within 18 months from the date of
                                   issuance to the Purchaser to acquire one
                                   common share of the Issuer (the "Warrant
                                   Shares") at a price of USD 0.75 per share.

PROSPECTUS AND CONVERSION RATE     The Issuer will use its commercially
INCREASE                           reasonable efforts to ensure that the
                                   Special Warrants and the underlying Shares
                                   and Warrant Shares will be qualified by a
                                   prospectus in Canada (the "Prospectus") and
                                   the resale of the Shares and Warrant Shares
                                   by the initial purchasers of the Special
                                   Warrants will be the subject of a
                                   registration statement in the U.S. (the
                                   "Registration Statement") (the day on which
                                   final receipt for the Prospectus is received
                                   by the Issuer and on which the Registration
                                   Statement becomes effective or, if different,
                                   the later of such dates, being the
                                   "Qualification Date"). The Issuer will use
                                   its commercially reasonable efforts to have
                                   the Qualification Date occur within 90 days
                                   of the final closing (the "Final Closing") of
                                   this Offering. If the Qualification Date does
                                   not occur within 90 days of Final Closing and
                                   if the Purchaser has provided to the Issuer
                                   all of the information required of them by
                                   the Issuer to permit the Issuer to file the
                                   Registration Statement, the Purchaser will
                                   receive 1.2 Shares and 0.6 Warrants for each
                                   Special Warrant converted.

ADDITIONAL PROVISIONS IN RESPECT   Each Special Warrant may be exercised by the
OF THE SPECIAL WARRANTS            Purchasers in whole or in part at any time
                                   after each Closing. If, however, the Special
                                   Warrants are exercised prior to the day on
                                   which a final receipt for the Prospectus is
                                   received by the Issuer, the Shares and
                                   Warrant Shares underlying the Special
                                   Warrants and Warrants, respectively, may not
                                   be traded in British Columbia for a period of
                                   six months from Closing and may not be traded
                                   in Ontario for a period of one year from
                                   Closing. If the Special Warrants are
                                   exercised prior to the day on which the
                                   Registration Statement becomes effective, the
                                   Shares and Warrant Shares underlying the
                                   Special Warrants will be subject to
                                   restrictions on trading under the U.S.
                                   Securities Act until at least one year from
                                   Closing.

                                   All unexercised Special Warrants will be deemed to be exercised on that day which is the fifth business day after the day on which final receipt for the Prospectus is received by the Issuer.

PURCHASED SECURITIES               The "Purchased Securities" are Special
                                   Warrants convertible into one common share
                                   and one-half share purchase warrant.

SUBSCRIPTION AGREEMENT (WITH RELATED                          PAGE 3 OF 16 PAGES
APPENDIXES, SCHEDULES AND FORMS)



TOTAL AMOUNT                       A maximum of 4,389,468 Special Warrants.

PRICE                              USD 0.50 for maximum total proceeds of USD
                                   2,194,734.

WARRANTS Subject to the Applicable Legislation and the rules and policies of the Toronto Stock
                                   Exchange and the American Stock Exchange, the
                                   Warrants will be non-transferable.

                                   The certificates representing the Warrants will contain, among other things, the complete provisions concerning the exercise of the Warrants and provisions for the appropriate adjustment in the class and number of the Warrant Shares issued upon conversion of the Warrants upon the occurrence of certain events, including any subdivision, consolidation or reclassification of the common shares of the Issuer, the payment of stock dividends and the merger of the Issuer.

                                   The Warrants will not restrict or prevent the Issuer from obtaining any other financing, or from issuing additional securities or rights.

SELLING JURISDICTIONS              The United States, British Columbia, Ontario
                                   and certain offshore jurisdictions outside of
                                   Canada and the United States.

"CLOSING DATE"                     October 17, 2001, or at such other date as
                                   agreed by the Issuer and the Agent.

LEGENDS The certificates representing the Securities will be endorsed with only the following legends:

                                   THE SECURITIES REPRESENTED BY THIS
                                   CERTIFICATE ARE SUBJECT TO A HOLD PERIOD AND
                                   MAY NOT BE TRADED IN BRITISH COLUMBIA UNTIL
                                   12:01 A.M. ON [DATE SIX MONTHS AND ONE DAY
                                   FROM CLOSING] OR IN ONTARIO UNTIL 12:01 A.M.
                                   ON [IN THE CASE OF THE SPECIAL WARRANTS AND
                                   WARRANTS, DATE 18 MONTHS AND ONE DAY FROM
                                   CLOSING AND, IN THE CASE OF THE UNDERLYING
                                   SHARES, DATE ONE YEAR AND ONE DAY FROM
                                   CLOSING] EXCEPT AS PERMITTED BY THE TORONTO
                                   STOCK EXCHANGE AND THE APPLICABLE SECURITIES
                                   LEGISLATION IN THOSE JURISDICTIONS.

                                   THE SECURITIES REPRESENTED HEREBY HAVE NOT
                                   BEEN REGISTERED UNDER THE U.S. SECURITIES ACT
                                   OF 1933, AS AMENDED (THE "U.S. SECURITIES
                                   ACT") OR UNDER ANY STATE SECURITIES LAWS. THE
                                   HOLDER HEREOF, BY PURCHASING SUCH SECURITIES,
                                   AGREES FOR THE BENEFIT OF THE CORPORATION
                                   THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR
                                   OTHERWISE TRANSFERRED ONLY (A) TO THE
                                   CORPORATION, (B) PURSUANT TO AN EXEMPTION
                                   FROM REGISTRATION UNDER THE U.S. SECURITIES
                                   ACT PROVIDED BY RULE 144 THEREUNDER OR
                                   ANOTHER APPLICABLE EXEMPTION, OR (C) PURSUANT
                                   TO AN EFFECTIVE REGISTRATION STATEMENT.
                                   DELIVERY OF THIS CERTIFICATE MAY NOT
                                   CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF
                                   TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

                                   THE ISSUER

JURISDICTION OF ORGANIZATION       The Issuer is incorporated under the laws of
                                   Delaware.

AUTHORIZED AND OUTSTANDING         The authorized capital of the Issuer is
CAPITAL                            100,000,000 shares of common stock with a par
                                   value of $0.001 per share and 10,000,000
                                   shares of preferred stock

SUBSCRIPTION AGREEMENT (WITH RELATED                          PAGE 4 OF 16 PAGES
APPENDIXES, SCHEDULES AND FORMS)



                                   with a par value of $0.01 per share. As of October 1, 2001, the issued capital of the Issuer is 33,759,968 shares of common stock.

STOCK EXCHANGE LISTINGS            Shares of the Issuer are listed on the
                                   Toronto Stock Exchange (the "TSE") and the
                                   American Stock Exchange ("AMEX")

"SECURITIES LEGISLATION            The Securities Act (Ontario), R.S.O. 1990, c.
APPLICABLE TO THE ISSUER" OR       S.5, as amended (the "Ontario Act") (pursuant
"APPLICABLE LEGISLATION"           to which the Issuer is a "reporting issuer"),
                                   the Securities Act, R.S.B.C. 1996, c. 418, as
                                   amended (the "B.C. Act") (pursuant to which
                                   the Issuer is a "reporting issuer"), and the
                                   U.S. Securities Act of 1933, as amended (the
                                   "U.S. Securities Act") (to the extent that
                                   the U.S. Securities Act is applicable on the
                                   issuance of securities to U.S. Persons or to
                                   non-U.S. Persons under Regulation D, all of
                                   which terms are terms are defined below),
                                   together with the regulations and rules made
                                   and promulgated thereunder and all
                                   administrative policy statements, blanket
                                   orders and rulings, notices, and other
                                   administrative directions issued by the
                                   Commissions (as defined below), along with
                                   the rules and policies of the TSE (the "TSE
                                   Policies") and the rules and policies of the
                                   AMEX (the "AMEX Policies").

"APPLICABLE EXEMPTIONS"            The Offering is being made in accordance with
                                   the exemptions from, or the non-applicability
                                   of, the registration and prospectus
                                   requirements (the "Applicable Exemptions") of
                                   the Applicable Legislation as provided in an
                                   Interpretation Note regarding "offshore"
                                   distributions published by the Ontario
                                   Securities Commission, BCI 72-503 of the B.C.
                                   Securities Commission, sections 35(1)(5) and
                                   72(1)(d) of the Ontario Act, sections
                                   45(1)(5) and 74(2)(4) of the B.C. Act and
                                   Regulation D of the U.S. Securities Act.

                                  END OF TERMS

SUBSCRIPTION AGREEMENT (WITH RELATED                          PAGE 5 OF 16 PAGES
APPENDIXES, SCHEDULES AND FORMS)



                CERTIFICATION FOR U.S. SECURITIES LAW COMPLIANCE

(Capitalized terms not specifically defined in this Certification have the meaning ascribed to them in the Subscription Agreement to which this Schedule is attached.)

In connection with the execution of the Subscription Agreement to which this
Schedule is attached, the Purchaser represents and warrants to the Issuer that:

  (a) It has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Purchased Securities and it is able to bear the economic risk of loss of its entire investment.

  (b) The Issuer has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the Offering and it has had access to such information concerning the Issuer as it has considered necessary or appropriate in connection with its investment decision to acquire the Purchased Securities.

  (c) It is acquiring the Purchased Securities for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Purchased Securities in violation of the United States securities laws.

  (d) It understands the Purchased Securities have not been and will not be registered under the U.S. Securities Act of 1933, as amended (the "1933 Act") or the securities laws of any state of the United States and that the sale contemplated hereby is being made in reliance on an exemption from such registration requirements. It further understands that, while the Issuer has agreed to use its best efforts to file a registration statement in respect of the Purchaser's resale of the Shares and the Warrant Shares (the "Registration Statement"), in compliance with the U.S. Securities Act with the United States Securities and Exchange Commission, and to have the Registration Statement declared effective, there can be no assurance the Issuer will be able to do so. It also understands that it will be required to furnish certain information about it and its holdings of the Issuer's shares as part of the information that will be included in the Registration Statement.

  (e) It satisfies one or more of the categories indicated below (please initial the appropriate lines):

        ____ Category 1.     An organization described in Section 501(c)(3) of
                             the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Purchased Securities, with total assets in excess of USD 5,000,000;

        ____ Category 2.     A natural person whose individual net worth, or
                             joint net worth with that person's spouse, at the date of this Certification exceeds USD 1,000,000;

        ____ Category 3.     A natural person who had an individual income in
                             excess of USD 200,000 in each of the two most recent years or joint income with that person's spouse in excess of USD 300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

        ____ Category 4.     A trust that (a) has total assets in excess of USD
                             5,000,000, (b) was not formed for the specific purpose of acquiring the Purchased Securities and
                             (c) is directed in its purchases of securities by a person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in the Purchased Securities;

        ____ Category 5.     An investment company registered under the
                             Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

        ____ Category 6.     A Small Business Investment Company licensed by the
                             U.S. Small Business Administration under Section
                             301(c) or (d) of the Small Business Investment Act of 1958;

SUBSCRIPTION AGREEMENT (WITH RELATED                          PAGE 6 OF 16 PAGES
APPENDIXES, SCHEDULES AND FORMS)



        ____ Category 7.     A private business development company as defined
                             in Section 202(a)(22) of the Investment Advisors
                             Act of 1940; or

        ____ Category 8.     An entity in which all of the equity owners satisfy
                             the requirements of one or more of the foregoing categories.

  (f) It has not purchased the Purchased Securities as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or other form of telecommunications, including electronic display, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

  (g) If it decides to offer, sell or otherwise transfer any of the Purchased Securities or the underlying Shares, Warrants or Warrant Shares, it will not offer, sell or otherwise transfer any of such securities directly or indirectly, unless:

         (i)   the sale is to the Issuer;

        (ii) the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

       (iii) the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder and in accordance with any applicable state securities or "blue sky" laws;

        (iv) the Purchased Securities are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and it has prior to such sale furnished to the Issuer an opinion of counsel reasonably satisfactory to the Issuer to the effect that such transaction does not require registration; or

         (v) the sale is made pursuant to an effective registration statement filed under the U.S. Securities Act.

  (h) The Purchased Securities and the underlying Shares, Warrants and Warrant Shares are "restricted securities" as that term is defined in the U.S. Securities Act, and the certificates representing the Purchased Securities and the Shares, Warrants and Warrant Shares issued upon conversion of the Purchased Securities, as well as all certificates issued in exchange for or in substitution of the foregoing, until such time as is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws, will bear, on the face of such certificate, a legend in substantially the following form:

               THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER OR ANOTHER APPLICABLE EXEMPTION, OR (C) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

  (i) It understands and agrees that there may be material tax consequences to the Purchaser of an acquisition or disposition of the Securities. The Issuer gives no opinion and makes no representation with respect to the tax consequences to the Purchaser under United States, state, local or foreign tax law of the undersigned's acquisition or disposition of such Securities.

SUBSCRIPTION AGREEMENT (WITH RELATED                          PAGE 7 OF 16 PAGES
APPENDIXES, SCHEDULES AND FORMS)



  (j) It understands and agrees that the financial statements of the Issuer have been prepared in accordance with Canadian generally accepted accounting principles with a reconciliation to United States generally accepted accounting principles.

  (k) It consents to the Issuer making a notation on its records or giving instructions to any transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described in this Certification and the Subscription Agreement.

Dated _______________ 2001.

                                    X __________________________________________
                                    Signature of individual (if Purchaser IS an individual)

                                    X __________________________________________
                                    Authorized signatory (if Purchaser is NOT an individual)

                                    ____________________________________________
                                    Name of Purchaser (PLEASE PRINT)

                                    ____________________________________________
                                    Name of authorized signatory (PLEASE PRINT)

                                    ____________________________________________
                                    Official capacity of authorized signatory
                                    (PLEASE PRINT)

SUBSCRIPTION AGREEMENT (WITH RELATED                          PAGE 8 OF 16 PAGES
APPENDIXES, SCHEDULES AND FORMS)



                           THE TORONTO STOCK EXCHANGE

                 PRIVATE PLACEMENT QUESTIONNAIRE AND UNDERTAKING

To be completed by each proposed private placement purchaser of listed securities or securities which are convertible into listed securities.

                                  QUESTIONNAIRE

1.             DESCRIPTION OF TRANSACTION

        (a)    Name of issuer of the securities (the "Issuer")

               Genetronics Biomedical Corporation

        (b)    Number and class of securities to be purchased

    ____________________ Special Warrants; each Special Warrant is exercisable without additional payment to acquire one common share (the "Shares") and one half share purchase warrant (the "Warrants"); each whole Warrant may be exercised within 18 months from the date of issuance to the Purchaser to acquire one common share of the Issuer (the "Warrant Shares") at a price of USD 0.75 per share.

        (c)    Purchase price

               USD 0.50 per Special Warrant


2.             DETAILS OF PURCHASER

         (a)   Name of purchaser

               _________________________________________________________________

         (b)   Address

               _________________________________________________________________

               _________________________________________________________________

        (c) Names and addresses of persons having a greater than 10% beneficial interest in the purchaser

               _________________________________________________________________

               _________________________________________________________________


3.             RELATIONSHIP TO ISSUER

        (a) Is the purchaser (or any person named in response to 2(c) above) an insider of the Issuer for the purposes of the Ontario Securities Act (before giving effect to this private placement)? If so, state the capacity in which the purchaser (or person named in response to 2(c)) qualifies as an insider

               _________________________________________________________________

SUBSCRIPTION AGREEMENT (WITH RELATED                          PAGE 9 OF 16 PAGES
APPENDIXES, SCHEDULES AND FORMS)



        (b) If the answer to (a) is "no", are the purchaser and the Issuer controlled by the same person or company? If so, give details

               _________________________________________________________________

4.             DEALINGS OF PURCHASER IN SECURITIES OF THE ISSUER

        Give details of all trading by the purchaser, as principal, in the securities of the Issuer (other than debt securities which are not convertible into equity securities), directly or indirectly, within the 60 days preceding the date hereof

        ________________________________________________________________________

        ________________________________________________________________________


                                  UNDERTAKING

TO:            The Toronto Stock Exchange

The undersigned has subscribed for and agreed to purchase, as principal, the securities described in Item 1 of this Private Placement Questionnaire and Undertaking.

The undersigned undertakes not to sell or otherwise dispose of any of the said securities so purchased or any securities derived therefrom for a period that expires on the earlier of six months from the date of the closing of the transaction herein and the issuance of a receipt by the Ontario Securities Commission for a final prospectus qualifying the distribution of the Shares and the Warrants, without the prior consent of The Toronto Stock Exchange and any other regulatory body having jurisdiction.

Dated _______________ 2001.

                                    X __________________________________________
                                    Signature of individual (if Purchaser IS an individual)

                                    X __________________________________________
                                    Authorized signatory (if Purchaser is NOT an individual)

                                    ____________________________________________
                                    Name of Purchaser (PLEASE PRINT)

                                    ____________________________________________
                                    Name of authorized signatory (PLEASE PRINT)

                                    ____________________________________________
                                    Official capacity of authorized signatory
                                    (PLEASE PRINT)

                               GENERAL PROVISIONS

1.             DEFINITIONS

1.1 In the Subscription Agreement (including the first (cover) page, the Terms on pages 2 to 4, the General Provisions on pages 1 to 8 and the other schedules and appendixes incorporated by reference), the following words have the following meanings unless otherwise indicated:

        (a)    "Agent" has the meaning assigned in the Terms;

        (b) "Applicable Legislation" means the Securities Legislation Applicable to the Issuer (as defined on page 4) and all legislation incorporated in the definition of this term in other parts of the Subscription Agreement, together with the regulations and rules made and promulgated under that legislation and all administrative policy statements, blanket orders and rulings, notices and other administrative directions issued by the Commissions;

        (c) "Closing" means the completion of the sale and purchase of the Purchased Securities;

        (d)    "Closing Date" has the meaning assigned in the Terms;

        (e) "Commissions" means the B.C. Securities Commission, the Ontario Securities Commission and the SEC;

        (f)    "Final Closing" means the last closing under the Private
               Placement;

        (g) "General Provisions" means those portions of the Subscription Agreement headed "General Provisions" and contained on page 1 to 8;

        (h) "Private Placement" means the offering of the Purchased Securities on the terms and conditions of the Agency Agreement and this Subscription Agreement;

        (i)    "Purchased Securities" has the meaning assigned in the Terms;

        (j) "Regulation D" means Regulation D promulgated under the U.S. Securities Act;

        (k) "Regulation S" means Regulation S promulgated under the U.S. Securities Act;

        (l)    "Regulatory Authorities" means the Commissions and the TSE;

        (m) "SEC" means the Securities and Exchange Commission of the United States;

        (n) "Securities" means the Special Warrants, the Shares, the Warrants and the Warrant Shares;

        (o) "Subscription Agreement" means the first (cover) page, the Terms on pages 2 to 4, the General Provisions on pages 1 to 8 and the other schedules and appendixes incorporated by reference;

        (p) "Terms" means those portions of the Subscription Agreement headed "Terms" and contained on page 2 to 4; and

        (q) "U.S. Securities Act" means the Securities Act of 1933 (United States of America), as amended.

1.2 In the Subscription Agreement, the following terms have the meanings defined in Regulation S: "U.S. Person" and "United States".

1.3 In the Subscription Agreement, unless otherwise specified, currencies are indicated with the ISO 4217 currency code so that United States dollars are indicated with the prefix "USD".

1.4 In the Subscription Agreement, other words and phrases that are capitalized have the meaning assigned in the Subscription Agreement.

2.             REPRESENTATIONS AND WARRANTIES OF PURCHASER

2.1            REPRESENTATIONS BY PURCHASER

The Purchaser represents and warrants to the Issuer that, as at the Agreement Date and at the Closing:

        (a) no prospectus has been filed by the Issuer with the Commissions in connection with the issuance of the Purchased Securities, the issuance is exempted from the prospectus requirements of the Applicable Legislation and:

               (i) the Purchaser is restricted from using most of the civil remedies available under the Applicable Legislation;

               (ii) the Purchaser may not receive information that would otherwise be required to be provided to the Purchaser under the Applicable Legislation; and

               (iii) the Issuer is relieved from certain obligations that would otherwise apply under the Applicable Legislation;

        (b) to the best of the Purchaser's knowledge, the Purchased Securities were not advertised;

        (c) no person has made to the Purchaser any written or oral representations:

               (i)    that any person will resell or repurchase the Securities;

               (ii) that any person will refund the purchase price of the Purchased Securities;

               (iii)  as to the future price or value of any of the Securities;
                      or

               (iv) that the Securities will be listed and posted for trading on a stock exchange or that application has been made to list and post the Securities for trading on a stock exchange, other than the TSE and AMEX;

        (d)    the Purchaser is not resident in British Columbia or Ontario;

        (e) the Purchaser is not a person, company or combination of persons or companies that is a "control person" of the Issuer as defined in the Applicable Legislation, will not become a "control person" by virtue of this purchase of any of the Securities, and does not intend to act in concert with any other person to form a control group of the Issuer;

        (f)    the Purchaser acknowledges that:

               (i) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

               (ii) there is no government or other insurance covering the Securities;

               (iii) there are risks associated with the purchase of the Securities;

               (iv) there are restrictions on the Purchaser's ability to resell the Securities and it is the responsibility of the Purchaser to find out what those restrictions are and to comply with them before selling the Securities; and

               (v) the Issuer has advised the Purchaser that the Issuer is relying on an exemption from the requirements to provide the Purchaser with a prospectus and to sell securities through a person registered to sell securities under the Applicable Legislation and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by the Applicable Legislation, including statutory rights of rescission or damages, will not be available to the Purchaser;

        (g) this subscription has not been solicited in any other manner contrary to the Applicable Legislation;

        (h) the Purchaser is at arm's length (as that term is customarily defined) with the Issuer;

        (i) the Purchaser acknowledges that the Securities are subject to restrictions on trading in British Columbia and Ontario as described in the section headed "Legends" on page 3;

        (j) the Purchaser acknowledges that the Securities have not been registered under the U.S. Securities Act and may not be offered or sold unless registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available;

        (k) the Purchaser acknowledges that the Issuer will use its commercially reasonable efforts to obtain a final receipt for a Prospectus in British Columbia and Ontario and to procure the effectiveness of a Registration Statement in the U.S. within 90 days of the Final Closing;

        (l) the Purchaser (or others for whom it is contracting hereunder) has been advised to consult its own legal and tax advisors with respect to applicable resale restrictions and tax considerations, and it (or others for whom it is contracting hereunder) is solely responsible for compliance with applicable resale restrictions and applicable tax legislation;

        (m) the Purchaser has no knowledge of a "material fact" or "material change" (as those terms are defined in the Applicable Legislation) in the affairs of the Issuer that has not been generally disclosed to the public, save knowledge of this particular transaction;

        (n) the offer made by this subscription is irrevocable (subject to the Purchaser's right to withdraw the subscription and to terminate the obligations as set out in this Agreement) and requires acceptance by the Issuer and approval of the TSE;

        (o) the Purchaser has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant to the Subscription Agreement and, if the Purchaser is a corporation it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been given to authorize execution of this Agreement on behalf of the Purchaser;

        (p) the entering into of this Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Purchaser or of any agreement, written or oral, to which the Purchaser may be a party or by which the Purchaser is or may be bound;

        (q) this Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding agreement of the Purchaser enforceable against the Purchaser;

        (r) the Purchaser has been independently advised as to the applicable hold period imposed in respect of the Securities by securities legislation in the jurisdiction in which the Purchaser resides and confirms that no representation has been made respecting the applicable hold periods for the Securities and is aware of the risks and other characteristics of the Securities and of the fact that the Purchaser may not be able to resell the Securities except in accordance with the applicable securities legislation and regulatory policies;

        (s) the Purchaser, and any beneficial purchaser for whom the Purchaser is acting, is resident in the province or jurisdiction set out on the first (cover) page of this Agreement;

        (t) the Purchaser is capable of assessing the proposed investment as a result of the Purchaser's financial experience or as a result of advice received from a registered person other than the Issuer or any affiliates of the Issuer;

        (u) if required by applicable securities legislation, policy or order or by any securities commission, stock exchange or other regulatory authority, the Purchaser will execute, deliver, file and otherwise assist the Issuer in filing, such reports, undertakings and other documents with respect to the issue of the Securities as may be required;

        (v) the Purchaser acknowledges that the Agent will receive a commission, agent's warrants and a corporate finance fee from the Issuer in connection with this Private Placement;

        (w) the Purchaser will not conduct hedging transactions involving the Shares unless in compliance with the Applicable Legislation;

        (x) the Purchaser acknowledges that the Issuer will refuse, and has instructed its transfer agent to refuse, to register any transfers of the Purchased Securities or the underlying Shares, Warrants or Warrants Shares unless such transfer is made in accordance with regulations pursuant to, or registration under, the Applicable Legislation (including the U.S. Securities Act) or pursuant to an available exemption from such registration.

2.2            RELIANCE, INDEMNITY AND NOTIFICATION OF CHANGES

The representations and warranties in the Subscription Agreement (including the first (cover) page, the Terms on pages 2 to 4, the General Provisions on pages 1 to 8 and the other schedules and appendixes incorporated by reference) are made by the Purchaser with the intent that they be relied upon by the Issuer and the Agent in determining its suitability as a purchaser of Purchased Securities, and the Purchaser hereby agrees to indemnify the Issuer and the Agent against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur as a result of reliance thereon. The Purchaser undertakes to notify the Issuer and the Agent immediately of any change in any representation, warranty or other information relating to the Purchaser set forth in the Subscription Agreement (including the first (cover) page, the Terms on pages 2 to 4, the General Provisions on pages 1 to 8 and the other schedules and appendixes incorporated by reference) which takes place prior to the Closing.

2.3            SURVIVAL OF REPRESENTATIONS AND WARRANTIES

The representations and warranties contained in this Section will survive the Closing.

3.             REPRESENTATIONS AND WARRANTIES OF THE ISSUER

3.1            INCORPORATION BY REFERENCE FROM AGENCY AGREEMENT

The Issuer hereby makes in favour of the Purchaser the representations and warranties of the Issuer contained in the Agency Agreement. The Issuer will provide to the Purchaser, promptly on request and without charge, an extract from the Agency Agreement certified by an officer of the Issuer as a true extract of the representations and warranties contained in the Agency Agreement.

3.2            SURVIVAL OF REPRESENTATIONS AND WARRANTIES

The representations and warranties contained in this Section will survive the Closing.

3.3            EXCLUSION OF LIABILITY OF AGENT

The Purchaser acknowledges that the Agent is acting as an agent in this transaction and that all warranties, conditions, representations or stipulations, other than those relating solely to the Agent, whether express or implied and whether arising hereunder or under prior agreement or statement or by statute or at common law are expressly those of the Issuer. The Purchaser acknowledges that no information or representation concerning the Issuer has been provided to the Purchaser by the Issuer or the Agent other than those contained in the Subscription Agreement and the Agency Agreement and that the Purchaser is relying entirely upon the Subscription Agreement and the Agency Agreement. Any information given or statement made is given or made without liability or responsibility howsoever arising on the part of the Agent. No person in the employment of, or acting as agent of, the Agent has any authority to make or give any representation or warranty whatsoever in relation to the Issuer or the Securities. Any information given or statement made is given or made without liability or responsibility howsoever arising on the part of the Agent, and the Purchaser hereby releases the Agent from any claims that may arise in respect of any such information given or statement made.

4.             WITHDRAWAL OF SUBSCRIPTION AND CONTRACTUAL RIGHTS

The Purchaser reserves the right to withdraw this subscription and to terminate its obligations hereunder at any time before Closing if the Agent terminates its obligations with respect to the Private Placement under the Agency Agreement and hereby appoints the Agent as its agent for the purpose of notifying the Issuer of the withdrawal or termination of this subscription.

If the Purchaser, who acquires Shares and Warrants on the deemed exercise of the Purchased Securities purchased by it, is or becomes entitled under the Applicable Legislation to the remedy of rescission by reason of the Prospectus or any amendment thereto containing a misrepresentation, the Purchaser will be entitled to rescission not only of the Purchaser's exercise of such Purchased Securities, but also of its subscription hereunder, and will be entitled in connection with such rescission to a full refund from the Issuer of all consideration paid to the Issuer on acquisition of such Purchased Securities. The foregoing is in addition to any other right or remedy available to the Purchaser under the Applicable Legislation or otherwise at law.

5.             CLOSING

5.1 The Purchaser acknowledges that, although Purchased Securities may be issued to other purchasers under the Private Placement concurrently with the Closing, there may be other sales of Purchased Securities under the Private Placement, some or all of which may close after the Closing. The Purchaser further acknowledges that there is a risk that insufficient funds may be raised on the Closing to fund the Issuer's business objectives and that further closings may not take place after the Closing.

5.2 On or before the end of the fifth business day before the Closing Date, the Purchaser will deliver to the Issuer or the Agent the Subscription Agreement and all applicable schedules and required forms, duly executed, and payment in full for the total price of the Purchased Securities to be purchased by the Purchaser.

5.3 At Closing, the Issuer will deliver to the Agent the certificates representing the Purchased Securities purchased by the Purchaser registered in the name of the Purchaser or its nominee.

6.             INDEMNITY IN CONNECTION WITH REGISTRATION STATEMENT

The Purchaser hereby indemnifies the Issuer, its affiliates, any person who signed the Registration Statement, and their respective officers, directors and control persons against all such losses, claims, damages, liabilities and expenses (including but not limited to reasonable expenses incurred in investigating, preparing and defending against any claim) insofar as they arise out of or are based upon or are caused by any untrue statement or alleged untrue statement or any omission or alleged omission based on written information furnished to the Issuer by or on behalf of the Purchaser for the inclusion in any Registration Statement or prospectus (and any amendments or supplements thereto).

7.             MISCELLANEOUS

7.1 The Purchaser was introduced to the Issuer by the Agent under the terms of the Agency Agreement.

7.2 The Purchaser agrees to sell, assign or transfer the Securities only in accordance with the requirements of Applicable Legislation and any legends placed on the Securities as contemplated by the Subscription Agreement.

7.3 The Purchaser hereby irrevocably authorizes the Agent, in its sole discretion:

        (a) to act as the Purchaser's representative at the Closing, to receive certificates for Purchased Securities subscribed for and to execute in its name and on its behalf all closing receipts and documents required; and

        (b) to waive, in whole or in part, any representations, warranties, covenants or conditions for the benefit of the Purchaser contained in the Subscription Agreement or in any agreement or document ancillary or related to the Private Placement.

7.4 The Purchaser hereby authorizes the Issuer to correct any minor errors in, or complete any minor information missing from any part of the Subscription Agreement and any other schedules, forms, certificates or documents executed by the Purchaser and delivered to the Issuer in connection with the Private Placement.

7.5 The Issuer and the Agent will be entitled to rely on delivery by fax machine of an executed copy of this subscription, and acceptance by the Issuer of such faxed copy will be equally effective to create a valid and binding agreement between the Purchaser and the Issuer in accordance with the terms of the Subscription Agreement.

7.6 Without limitation, this subscription and the transactions contemplated hereby are conditional upon and subject to the Issuer receiving the approval of the TSE and the AMEX to this subscription and the transactions contemplated hereby.

7.7 This agreement is not assignable or transferable by the parties hereto without the express written consent of the other party to this Agreement.

7.8 Time is of the essence of this Agreement and will be calculated in accordance with the provisions of the Interpretation Act (British Columbia).

7.9 Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the Securities and there are no other terms, conditions, representations or warranties whether expressed, implied, oral or written, by statute, by common law, by the Issuer, by the Agent, or by anyone else.

7.10 The parties to this Agreement may amend this Agreement only in writing.

7.11 This Agreement enures to the benefit of and is binding upon the parties to this Agreement and their successors and permitted assigns.

7.12 A party to this Agreement will give all notices to or other written communications with the other party to this Agreement concerning this Agreement by hand or by registered mail addressed to the address given above.

7.13 This Agreement is to be read with all changes in gender or number as required by the context.

7.14 This Agreement will be governed by and construed in accordance with the internal laws of British Columbia (without reference to its rules governing the choice or conflict of laws), and the parties hereto irrevocably attorn and submit to the exclusive jurisdiction of the courts of British Columbia with respect to any dispute related to this Agreement.


                            END OF GENERAL PROVISIONS

                          END OF SUBSCRIPTION AGREEMENT

                            INSTRUCTIONS TO PURCHASER

   1. Complete all the information in the boxes on page 1 and sign where indicated with an "X".

   2. Complete the certification that starts on page 5 and sign where indicated with an "X" on page 7.

   3. Complete the Toronto Stock Exchange private placement questionnaire and undertaking that starts on page 10 and sign where indicated with an "X" on page 11.

 THIS IS PAGE 1 OF 17 PAGES OF A SUBSCRIPTION AGREEMENT AND RELATED APPENDIXES,
          SCHEDULES AND FORMS. COLLECTIVELY, THESE PAGES TOGETHER ARE
                   REFERRED TO AS THE"SUBSCRIPTION AGREEMENT".

                    PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
                     (ONTARIO $150,000 MINIMUM SUBSCRIPTION)

TO:     GENETRONICS BIOMEDICAL CORPORATION (the "Issuer"),
        San Diego, California, U.S.A.

Subject and pursuant to the terms set out in the Terms on pages 2 to 4, the General Provisions on pages 1 to 8 and the other schedules and appendixes incorporated by reference, the undersigned (the "Purchaser") hereby irrevocably subscribes for, and on Closing will purchase from the Issuer, the following securities at the following price:

================================================================================

  ___________________________________________________________ Special Warrants

  USD 0.50 per Special Warrant for a total purchase price of USD _____________

  The Purchaser holds the following securities of the Issuer:

  ____________________________________________________________________________

================================================================================

The Purchaser directs the Issuer to issue, register and deliver the certificates representing the Purchased Securities as follows:

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
REGISTRATION INSTRUCTIONS:                        DELIVERY INSTRUCTIONS:

_________________________________________         _________________________________________
Name to appear on certificate                     Name and account reference, if applicable

_________________________________________         _________________________________________
Account reference, if applicable                  Contact name

_________________________________________         _________________________________________
Address                                           Address

_________________________________________         _________________________________________
                                                  Telephone number

------------------------------------------------------------------------------------------

  EXECUTED by the Purchaser this _______ day of _____________, 2001.

------------------------------------------------------------------------------------------

WITNESS:                                          EXECUTION BY PURCHASER:

_________________________________________         X __________________________________________
Signature of witness                              Signature of individual (if Purchaser IS an
                                                  individual)
_________________________________________         X __________________________________________
Name of witness                                   Authorized signatory (if Purchaser is NOT an
                                                  individual)

_________________________________________         ____________________________________________
Address of witness                                Name of Purchaser (PLEASE PRINT)

_________________________________________         ____________________________________________
                                                  Name of authorized signatory (PLEASE PRINT)

ACCEPTED this ___ day of _________, 2001.
                                                  ____________________________________________
GENETRONICS BIOMEDICAL CORPORATION                Address of Purchaser (residence if an
Per:                                              individual)

_________________________________________
Authorized signatory

------------------------------------------------------------------------------------------

By signing this acceptance, the Issuer agrees to be bound by the Terms on pages 2 to 4, the General Provisions on pages 1 to 8 and the other schedules and appendixes incorporated by reference.

SUBSCRIPTION AGREEMENT (WITH RELATED APPENDIXES,              PAGE 2 OF 17 PAGES
SCHEDULES AND FORMS)



                                      TERMS


THE REFERENCE DATE OF THIS         October 1, 2001
AGREEMENT (THE "AGREEMENT DATE")


                                   THE OFFERING

THE ISSUER                         Genetronics Biomedical Corporation

THE AGENT                          The offering is made on a commercially
                                   reasonable efforts basis by Canaccord Capital
                                   (Europe) Limited (which, together with any
                                   sub-agents, is referred to as the "Agent")
                                   under an agency agreement dated for reference
                                   the Agreement Date (the "Agency Agreement").

THE "OFFERING"                     The offering consists of up to an aggregate
                                   of 4,389,468 non-transferable special
                                   warrants (the "Special Warrants") at USD 0.50
                                   per Special Warrant for proceeds of up to USD
                                   2,194,734. Each Special Warrant is
                                   exercisable without additional payment to
                                   acquire one common share (the "Shares") and
                                   one half share purchase warrant (the
                                   "Warrants"). Each whole Warrant may be
                                   exercised within 18 months from the date of
                                   issuance to the Purchaser to acquire one
                                   common share of the Issuer (the "Warrant
                                   Shares") at a price of USD 0.75 per share.

PROSPECTUS AND CONVERSION RATE     The Issuer will use its commercially
INCREASE                           reasonable efforts to ensure that the Special
                                   Warrants and the underlying Shares and
                                   Warrant Shares will be qualified by a
                                   prospectus in Canada (the "Prospectus") and
                                   the resale of the Shares and Warrant Shares
                                   by the initial purchasers of the Special
                                   Warrants will be the subject of a
                                   registration statement in the U.S. (the
                                   "Registration Statement") (the day on which
                                   final receipt for the Prospectus is received
                                   by the Issuer and on which the Registration
                                   Statement becomes effective or, if different,
                                   the later of such dates, being the
                                   "Qualification Date"). The Issuer will use
                                   its commercially reasonable efforts to have
                                   the Qualification Date occur within 90 days
                                   of the final closing (the "Final Closing") of
                                   this Offering. If the Qualification Date does
                                   not occur within 90 days of Final Closing and
                                   if the Purchaser has provided to the Issuer
                                   all of the information required of them by
                                   the Issuer to permit the Issuer to file the
                                   Registration Statement, the Purchaser will
                                   receive 1.2 Shares and 0.6 Warrants for each
                                   Special Warrant converted.

ADDITIONAL PROVISIONS IN RESPECT   Each Special Warrant may be exercised by the
OF THE SPECIAL WARRANTS            Purchasers in whole or in part at any time
                                   after each Closing. If, however, the Special
                                   Warrants are exercised prior to the day on
                                   which a final receipt for the Prospectus is
                                   received by the Issuer, the Shares and
                                   Warrant Shares underlying the Special
                                   Warrants and Warrants, respectively, may not
                                   be traded in British Columbia for a period of
                                   six months from Closing and may not be traded
                                   in Ontario for a period of one year from
                                   Closing. If the Special Warrants are
                                   exercised prior to the day on which the
                                   Registration Statement becomes effective, the
                                   Shares and Warrant Shares underlying the
                                   Special Warrants will be subject to
                                   restrictions on trading under the U.S.
                                   Securities Act until at least one year from
                                   Closing.

                                   All unexercised Special Warrants will be deemed to be exercised on that day which is the fifth business day after the day on which final receipt for the Prospectus is received by the Issuer.

PURCHASED SECURITIES               The "Purchased Securities" are Special
                                   Warrants convertible into one common share
                                   and one-half share purchase warrant.

SUBSCRIPTION AGREEMENT (WITH RELATED APPENDIXES,              PAGE 3 OF 17 PAGES
SCHEDULES AND FORMS)



TOTAL AMOUNT                       A maximum of 4,389,468 Special Warrants.

PRICE                              USD 0.50 for maximum total proceeds of USD
                                   2,194,734.

WARRANTS Subject to the Applicable Legislation and the rules and policies of the Toronto Stock
                                   Exchange and the American Stock Exchange, the
                                   Warrants will be non-transferable.

                                   The certificates representing the Warrants will contain, among other things, the complete provisions concerning the exercise of the Warrants and provisions for the appropriate adjustment in the class and number of the Warrant Shares issued upon conversion of the Warrants upon the occurrence of certain events, including any subdivision, consolidation or reclassification of the common shares of the Issuer, the payment of stock dividends and the merger of the Issuer.

                                   The Warrants will not restrict or prevent the Issuer from obtaining any other financing, or from issuing additional securities or rights.

SELLING JURISDICTIONS              The United States, British Columbia, Ontario
                                   and certain offshore jurisdictions outside of
                                   Canada and the United States.

"CLOSING DATE"                     October 17, 2001, or at such other date as
                                   agreed by the Issuer and the Agent.

LEGENDS The certificates representing the Securities will be endorsed with only the following legends:

                                   THE SECURITIES REPRESENTED BY THIS
                                   CERTIFICATE ARE SUBJECT TO A HOLD PERIOD AND
                                   MAY NOT BE TRADED IN BRITISH COLUMBIA UNTIL
                                   12:01 A.M. ON [DATE SIX MONTHS AND ONE DAY
                                   FROM CLOSING] OR IN ONTARIO UNTIL 12:01 A.M.
                                   ON [IN THE CASE OF THE SPECIAL WARRANTS AND
                                   WARRANTS, DATE 18 MONTHS AND ONE DAY FROM
                                   CLOSING AND, IN THE CASE OF THE UNDERLYING
                                   SHARES, DATE ONE YEAR AND ONE DAY FROM
                                   CLOSING] EXCEPT AS PERMITTED BY THE TORONTO
                                   STOCK EXCHANGE AND THE APPLICABLE SECURITIES
                                   LEGISLATION IN THOSE JURISDICTIONS.

                                   THE SECURITIES REPRESENTED HEREBY HAVE NOT
                                   BEEN REGISTERED UNDER THE U.S. SECURITIES ACT
                                   OF 1933, AS AMENDED (THE "U.S. SECURITIES
                                   ACT") OR UNDER ANY STATE SECURITIES LAWS. THE
                                   HOLDER HEREOF, BY PURCHASING SUCH SECURITIES,
                                   AGREES FOR THE BENEFIT OF THE CORPORATION
                                   THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR
                                   OTHERWISE TRANSFERRED ONLY (A) TO THE
                                   CORPORATION, (B) PURSUANT TO AN EXEMPTION
                                   FROM REGISTRATION UNDER THE U.S. SECURITIES
                                   ACT PROVIDED BY RULE 144 THEREUNDER OR
                                   ANOTHER APPLICABLE EXEMPTION, OR (C) PURSUANT
                                   TO AN EFFECTIVE REGISTRATION STATEMENT.
                                   DELIVERY OF THIS CERTIFICATE MAY NOT
                                   CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF
                                   TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

                                   THE ISSUER

JURISDICTION OF ORGANIZATION       The Issuer is incorporated under the laws of
                                   Delaware.

AUTHORIZED AND OUTSTANDING         The authorized capital of the Issuer is
CAPITAL                            100,000,000 shares of common stock with a par
                                   value of $0.001 per share and 10,000,000
                                   shares of preferred stock

SUBSCRIPTION AGREEMENT (WITH RELATED APPENDIXES,              PAGE 4 OF 17 PAGES
SCHEDULES AND FORMS)



                                   with a par value of $0.01 per share. As of October 1, 2001, the issued capital of the Issuer is 33,759,968 shares of common stock.

STOCK EXCHANGE LISTINGS            Shares of the Issuer are listed on the
                                   Toronto Stock Exchange (the "TSE") and the
                                   American Stock Exchange ("AMEX")

"SECURITIES LEGISLATION            The Securities Act (Ontario), R.S.O. 1990, c.
APPLICABLE TO THE ISSUER" OR       S.5, as amended (the "Ontario Act") (pursuant
"APPLICABLE LEGISLATION"           to which the Issuer is a "reporting issuer"),
                                   the Securities Act, R.S.B.C. 1996, c. 418, as
                                   amended (the "B.C. Act") (pursuant to which
                                   the Issuer is a "reporting issuer"), and the
                                   U.S. Securities Act of 1933, as amended (the
                                   "U.S. Securities Act") (to the extent that
                                   the U.S. Securities Act is applicable on the
                                   issuance of securities to U.S. Persons or to
                                   non-U.S. Persons under Regulation D, all of
                                   which terms are terms are defined below),
                                   together with the regulations and rules made
                                   and promulgated thereunder and all
                                   administrative policy statements, blanket
                                   orders and rulings, notices, and other
                                   administrative directions issued by the
                                   Commissions (as defined below), along with
                                   the rules and policies of the TSE (the "TSE
                                   Policies") and the rules and policies of the
                                   AMEX (the "AMEX Policies").

"APPLICABLE EXEMPTIONS"            The Offering is being made in accordance with
                                   the exemptions from, or the non-applicability
                                   of, the registration and prospectus
                                   requirements (the "Applicable Exemptions") of
                                   the Applicable Legislation as provided in an
                                   Interpretation Note regarding "offshore"
                                   distributions published by the Ontario
                                   Securities Commission, BCI 72-503 of the B.C.
                                   Securities Commission, sections 35(1)(5) and
                                   72(1)(d) of the Ontario Act, sections
                                   45(1)(5) and 74(2)(4) of the B.C. Act and
                                   Regulation D of the U.S. Securities Act.

                                  END OF TERMS

SUBSCRIPTION AGREEMENT (WITH RELATED APPENDIXES,              PAGE 5 OF 17 PAGES
SCHEDULES AND FORMS)



                CERTIFICATION FOR U.S. SECURITIES LAW COMPLIANCE

(Capitalized terms not specifically defined in this Certification have the meaning ascribed to them in the Subscription Agreement to which this Schedule is attached.)

In connection with the execution of the Subscription Agreement to which this
Schedule is attached, the Purchaser represents and warrants to the Issuer that:

  (a) It has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Purchased Securities and it is able to bear the economic risk of loss of its entire investment.

  (b) The Issuer has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the Offering and it has had access to such information concerning the Issuer as it has considered necessary or appropriate in connection with its investment decision to acquire the Purchased Securities.

  (c) It is acquiring the Purchased Securities for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Purchased Securities in violation of the United States securities laws.

  (d) It understands the Purchased Securities have not been and will not be registered under the U.S. Securities Act of 1933, as amended (the "1933 Act") or the securities laws of any state of the United States and that the sale contemplated hereby is being made in reliance on an exemption from such registration requirements. It further understands that, while the Issuer has agreed to use its best efforts to file a registration statement in respect of the Purchaser's resale of the Shares and the Warrant Shares (the "Registration Statement"), in compliance with the U.S. Securities Act with the United States Securities and Exchange Commission, and to have the Registration Statement declared effective, there can be no assurance the Issuer will be able to do so. It also understands that it will be required to furnish certain information about it and its holdings of the Issuer's shares as part of the information that will be included in the Registration Statement.

  (e) It satisfies one or more of the categories indicated below (please initial the appropriate lines):

        ____ Category 1.     An organization described in Section 501(c)(3) of
                             the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Purchased Securities, with total assets in excess of USD 5,000,000;

        ____ Category 2.     A natural person whose individual net worth, or
                             joint net worth with that person's spouse, at the date of this Certification exceeds USD 1,000,000;

        ____ Category 3.     A natural person who had an individual income in
                             excess of USD 200,000 in each of the two most recent years or joint income with that person's spouse in excess of USD 300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

        ____ Category 4.     A trust that (a) has total assets in excess of USD
                             5,000,000, (b) was not formed for the specific purpose of acquiring the Purchased Securities and
                             (c) is directed in its purchases of securities by a person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in the Purchased Securities;

        ____ Category 5.     An investment company registered under the
                             Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

        ____ Category 6.     A Small Business Investment Company licensed by the
                             U.S. Small Business Administration under Section
                             301(c) or (d) of the Small Business Investment Act of 1958;

SUBSCRIPTION AGREEMENT (WITH RELATED APPENDIXES,              PAGE 7 OF 17 PAGES
SCHEDULES AND FORMS)



        ____ Category 7.     A private business development company as defined
                             in Section 202(a)(22) of the Investment Advisors
                             Act of 1940; or

        ____ Category 8.     An entity in which all of the equity owners satisfy
                             the requirements of one or more of the foregoing categories.

  (f) It has not purchased the Purchased Securities as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or other form of telecommunications, including electronic display, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

  (g) If it decides to offer, sell or otherwise transfer any of the Purchased Securities or the underlying Shares, Warrants or Warrant Shares, it will not offer, sell or otherwise transfer any of such securities directly or indirectly, unless:

        (i)    the sale is to the Issuer;

        (ii) the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

        (iii) the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder and in accordance with any applicable state securities or "blue sky" laws;

        (iv) the Purchased Securities are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and it has prior to such sale furnished to the Issuer an opinion of counsel reasonably satisfactory to the Issuer to the effect that such transaction does not require registration; or

        (v) the sale is made pursuant to an effective registration statement filed under the U.S. Securities Act.

  (h) The Purchased Securities and the underlying Shares, Warrants and Warrant Shares are "restricted securities" as that term is defined in the U.S. Securities Act, and the certificates representing the Purchased Securities and the Shares, Warrants and Warrant Shares issued upon conversion of the Purchased Securities, as well as all certificates issued in exchange for or in substitution of the foregoing, until such time as is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws, will bear, on the face of such certificate, a legend in substantially the following form:

               THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER OR ANOTHER APPLICABLE EXEMPTION, OR (C) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

  (i) It understands and agrees that there may be material tax consequences to the Purchaser of an acquisition or disposition of the Securities. The Issuer gives no opinion and makes no representation with respect to the tax consequences to the Purchaser under United States, state, local or foreign tax law of the undersigned's acquisition or disposition of such Securities.

SUBSCRIPTION AGREEMENT (WITH RELATED APPENDIXES,              PAGE 7 OF 17 PAGES
SCHEDULES AND FORMS)



  (j) It understands and agrees that the financial statements of the Issuer have been prepared in accordance with Canadian generally accepted accounting principles with a reconciliation to United States generally accepted accounting principles.

  (k) It consents to the Issuer making a notation on its records or giving instructions to any transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described in this Certification and the Subscription Agreement.

Dated _______________ 2001.

                                    X _________________________________________
                                    Signature of individual (if Purchaser IS an individual)

                                    X _________________________________________
                                    Authorized signatory (if Purchaser is NOT an individual)

                                    ___________________________________________
                                    Name of Purchaser (PLEASE PRINT)

                                    ___________________________________________
                                    Name of authorized signatory (PLEASE PRINT)

                                    ___________________________________________
                                    Official capacity of authorized signatory
                                    (PLEASE PRINT)

                           THE TORONTO STOCK EXCHANGE

                 PRIVATE PLACEMENT QUESTIONNAIRE AND UNDERTAKING


To be completed by each proposed private placement purchaser of listed securities or securities which are convertible into listed securities.


                                  QUESTIONNAIRE

1.             DESCRIPTION OF TRANSACTION

        (a)    Name of issuer of the securities (the "Issuer")

               Genetronics Biomedical Corporation

        (b)    Number and class of securities to be purchased

    ____________________ Special Warrants; each Special Warrant is exercisable without additional payment to acquire one common share (the "Shares") and one half share purchase warrant (the "Warrants"); each whole Warrant may be exercised within 18 months from the date of issuance to the Purchaser to acquire one common share of the Issuer (the "Warrant Shares") at a price of USD 0.75 per share.

        (c)    Purchase price

               USD 0.50 per Special Warrant

2.             DETAILS OF PURCHASER

        (a)    Name of purchaser

               _________________________________________________________________

        (b)    Address

               _________________________________________________________________

               _________________________________________________________________

        (c) Names and addresses of persons having a greater than 10% beneficial interest in the purchaser

               _________________________________________________________________

               _________________________________________________________________

3.             RELATIONSHIP TO ISSUER

        (a) Is the purchaser (or any person named in response to 2(c) above) an insider of the Issuer for the purposes of the Ontario Securities Act (before giving effect to this private placement)? If so, state the capacity in which the purchaser (or person named in response to 2(c)) qualifies as an insider

               _________________________________________________________________

        (b) If the answer to (a) is "no", are the purchaser and the Issuer controlled by the same person or company? If so, give details

               _________________________________________________________________

4.             DEALINGS OF PURCHASER IN SECURITIES OF THE ISSUER

        Give details of all trading by the purchaser, as principal, in the securities of the Issuer (other than debt securities which are not convertible into equity securities), directly or indirectly, within the 60 days preceding the date hereof

        ________________________________________________________________________

        ________________________________________________________________________

                                   UNDERTAKING

TO:            The Toronto Stock Exchange

The undersigned has subscribed for and agreed to purchase, as principal, the securities described in Item 1 of this Private Placement Questionnaire and Undertaking.

The undersigned undertakes not to sell or otherwise dispose of any of the said securities so purchased or any securities derived therefrom for a period that expires on the earlier of six months from the date of the closing of the transaction herein and the issuance of a receipt by the Ontario Securities Commission for a final prospectus qualifying the distribution of the Shares and the Warrants, without the prior consent of The Toronto Stock Exchange and any other regulatory body having jurisdiction.

Dated _______________ 2001.

                                    X _________________________________________
                                    Signature of individual (if Purchaser IS an individual)

                                    X _________________________________________
                                    Authorized signatory (if Purchaser is NOT an individual)

                                    ___________________________________________
                                    Name of Purchaser (PLEASE PRINT)

                                    ___________________________________________
                                    Name of authorized signatory (PLEASE PRINT)

                                    ___________________________________________
                                    Official capacity of authorized signatory
                                    (PLEASE PRINT)

       AMENDING AGREEMENT TO THE PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT


TO:    GENETRONICS BIOMEDICAL CORPORATION (the "Issuer"),
       San Diego, California, U.S.A.

================================================================================

  ___________________________________________________________ Special Warrants

  USD 0.45 per Special Warrant for a total purchase price of USD _____________

  The Purchaser holds the following securities of the Issuer:

  ____________________________________________________________________________

================================================================================

The Purchaser hereby acknowledges that certain terms of the Private Placement Subscription Agreement (the "Subscription Agreement") entered into between the Purchaser and the Issuer are amended as follows:

(a) the reference date of the Subscription Agreement is November 1, 2001;

(b) the total number of Special Warrants offered under the Private Placement is 5,212,494;

(c) the Special Warrants are offered at a price of USD 0.45 per Special Warrant;

(d)            the proceeds of the Offering are USD 2,345,622.30;

(e) the Closing Date is November 23, 2001, or such other date as agreed between the Issuer and the Agent;

(f) there will be only one Closing and no further sales of Purchased Securities will occur after the Closing;

(g) the penalty provision outlined in the Terms under "Prospectus and conversion rate increase" which sets out that in the event that the Shares and Warrant Shares are not qualified for resale within 90 days of the Closing, the Purchasers will receive 1.2 Shares and 0.6 Warrants for each Special Warrant converted, will be deleted. Instead, purchasers of Special Warrants will receive a refund of 20% of their total purchase price if the Qualification Date does not occur within 90 days of the Closing; and

(h) the Agency Agreement between the Issuer and Canaccord Capital (Europe) Limited is now an Agency Agreement between the Issuer and Canaccord Capital Corporation, dated effective November 1, 2001, pursuant to which the Agent has agreed to purchase any Special Warrants that are not sold to purchasers.

Subject to the amendments outlined above, the terms and provisions of the Subscription Agreement remain in full force and effect.

The capitalized terms used herein are those defined in the Private Placement Subscription Agreement.

EXECUTED BY THE PURCHASER THIS _______ DAY OF _____________, 2001.

                                                                        EXECUTION BY PURCHASER:

__________________________________________________________________      X __________
Address of Purchaser (residence if an individual)                       ________________  Signature of individual
                                                                       (if Purchaser IS an individual) X_________
                                                                        Authorized signatory (if Purchaser is NOT an
__________________________________________________________________      individual)

                                                                        ____________________________________________
                                                                        Name of Purchaser (PLEASE PRINT)
                                                                        ____________________________________________

                                                                        Name of authorized signatory (PLEASE PRINT)